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                                 CLIFFORD CHANCE



                                 EXECUTION COPY



                          LONDON PACIFIC GROUP LIMITED

                                   AS BORROWER

                THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND

                                    AS LENDER


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                                 U.S.$50,000,000
                      MULTICURRENCY TERM FACILITY AGREEMENT
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



                                                         CONTENTS
Clause                                                                                                 Page
1.     Definitions And Interpretation..................................................................1
2.     The Facility...................................................................................10
3.     Utilisation of the Facility....................................................................11
4.     Multicurrency Option...........................................................................12
5.     Interest Periods...............................................................................14
6.     Payment and Calculation of Interest............................................................15
7.     Letter of Credit Commission....................................................................15
8.     Market Disruption and Alternative Interest Rates...............................................16
9.     Borrower's Liabilities in relation to Letters of Credit........................................17
10.    Repayment......................................................................................17
11.    Cancellation and Prepayment....................................................................18
12.    Taxes..........................................................................................18
13.    Tax Receipts...................................................................................19
14.    Increased Costs................................................................................20
15.    Illegality.....................................................................................21
16.    Mitigation of Adverse Circumstances............................................................21
17.    Representations................................................................................21
18.    Financial Information..........................................................................24
19.    Financial Condition............................................................................25
20.    Covenants......................................................................................28
21.    Events Of Default..............................................................................29
22.    Commitment Commission and Fees.................................................................32
23.    Costs and Expenses.............................................................................33
24.    Additional Borrowers and Guarantors............................................................34
25.    Guarantee And Indemnity of the Parent..........................................................35
26.    Default Interest and Break Costs...............................................................39
27.    Borrower's Indemnities.........................................................................40
28.    Currency of Account and Payment................................................................41
29.    Payments.......................................................................................42
30.    Set-Off........................................................................................43
31.    Assignments....................................................................................43


32.    Calculations and Evidence of Debt..............................................................44
33.    Remedies and Waivers, Partial Invalidity.......................................................45
34.    Notices........................................................................................46
35.    Governing Law..................................................................................47
36.    Jurisdiction...................................................................................47

Schedule 1           THE GUARANTORS...................................................................49

Schedule 2           CONDITIONS PRECEDENT.............................................................50

Schedule 3           UTILISATION REQUEST..............................................................51

Schedule 4           EXISTING ENCUMBRANCES............................................................52

Schedule 5           FORM OF COMPLIANCE CERTIFICATE...................................................54

Schedule 6           ACCESSION AGREEMENT..............................................................57

Schedule 7           MANDATORY COSTS..................................................................62

Schedule 8           FORM OF GUARANTEE................................................................64

Schedule 9           FORM OF LETTER OF CREDIT.........................................................69


THIS AGREEMENT is made on 2 May 2000

BETWEEN

(1)      LONDON PACIFIC GROUP LIMITED registered no. 30810 (the "Parent"); and

(2)      THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND (the "Bank").

IT IS AGREED as follows.

1.       DEFINITIONS AND INTERPRETATION

1.1      Definitions
        In this Agreement:

        "Accession Agreement" means an accession agreement substantially in the form set out in Schedule 6 (Accession Agreement).

        "Additional  Borrower"  means any company which has become an Additional
        Borrower  in  accordance  with  Clause  24  (Additional   Borrowers  and
        Guarantors).

        "Additional  Borrower  Conditions   Precedent"  means  those  conditions
        precedent specified in the Accession Agreement and referred to in Clause
        24.1 (Accession of Borrowers).

        "Advance" means an advance (as from time to time consolidated, divided or reduced by repayment, in accordance with the terms hereof) made or to be made by the Bank hereunder.

        "Authorised Signatory" means, in relation to an Obligor, any person who is duly authorised (in such manner as may be reasonably acceptable to the Bank) and in respect of whom the Bank has received a certificate signed by a director or another Authorised Signatory of such Obligor setting out the name and signature of such person and confirming such person's authority to act.

        "Available Facility" means, at any time, save as otherwise provided herein, $50,000,000 less:

     (a) the Original Dollar Amount of each Advance which has then been made and not repaid or prepaid prior to the Termination Date;

     (b) the Original Dollar Amount of each Letter of Credit which has been issued by the Bank and for which the Bank has not been reimbursed prior to the Termination Date.

         "Available Group Net Assets" means the value of the net assets of each member of the Group (excluding investments in subsidiaries) excluding
         (a) the assets of London Pacific Life Annuity Company and any other member of the Group which is not permitted by law or any requirement (whether or not having the force of law) of any competent authority in any jurisdiction in which it is incorporated or carries on business to guarantee the liabilities of the Borrowers hereunder or where the giving of such a guarantee would cause it to breach any applicable solvency or other like ratio required by law or any such competent authority and (b) any assets to which recourse in respect of a guarantee of the liabilities of the Borrowers is not permitted by law or any requirement (whether or not having the force of law) of any competent authority in any jurisdiction in which the relevant member of the Group is incorporated or carries on business as shown in the latest audited consolidated financial statements of the Parent and the latest relevant financial statements of each member of the Group.

        "Available Letter of Credit Facility" means, at any time and save as otherwise provided herein, $10,000,000 less the Original Dollar Amount of each Letter of Credit which has been issued and for which the Bank has not been reimbursed prior to the Termination Date.

        "Borrowers" means the Parent and any Additional Borrower hereunder.

        "Business Day" means a day (other than a Saturday or Sunday) which is not a public holiday and on which banks generally are open for business in London and New York City and in relation to any date for the payment or purchase of any sum denominated in:

     (c) an Optional Currency (other than the euro), banks generally are open for business in the principal financial centre of the country of such Optional Currency; or

     (d) the euro, banks generally are open for business in one or more Participating member states specified by the Bank from time to time.

        "Cash Collateral" means, in relation to a Letter of Credit, a deposit in such interest-bearing account or accounts as the Bank may specify, such deposit and account to be secured in favour of, and on terms and conditions acceptable to, the Bank.

         "Compliance Certificate" means a certificate substantially in the form set out in Schedule 5 (Form of Compliance Certificate).

        "Dispute" means any dispute referred to in Clause 36 (Jurisdiction).

        "Dollar Amount" means:

     (a) in relation to an Advance, its Original Dollar Amount as reduced by the proportion (if any) of such Advance which has been repaid;

     (b)  in relation to a Letter of Credit at any time

         (i) if such Letter of Credit is denominated in dollars, the maximum actual and contingent liability of the Bank at such time; and

         (ii) if such Letter of Credit is denominated in an Optional Currency, the equivalent in dollars of the maximum actual and contingent liability of the Bank at such time, calculated as at the later of the dates which falls (a) two (2) Business Days before its issue date or any renewal date or (b) the most recent L/C Valuation Date; and

     (c) in relation to the Outstandings, the aggregate of the Dollar Amounts of each outstanding Advance and Letter of Credit.

         "EMU" means Economic and Monetary Union as contemplated in the Treaty on European Union.

         "EMU Legislation" means legislative measures of the European Union for the introduction of changeover to or operation of the euro in one or more member states being in part legislative measures to implement EMU.

         "Encumbrance" means (a) a mortgage, charge, pledge, lien or other encumbrance securing any obligation of any person, (b) any arrangement under which money or claims to, or the benefit of, a bank or other account may be applied, set off or made subject to a combination of accounts so as to effect discharge of any sum owed or payable to any person or (c) any other type of preferential arrangement (including any title transfer and retention arrangement) having a similar effect.

         "Event of Default" means any circumstance described as such in Clause 21 (Events of Default).

         "Existing  Additional  Borrower"  has the  meaning as set out in Clause
         24.6 (Authorisation).

         "Existing Amount" means, in relation to any Advance and any two successive Interest Periods relating thereto, the amount of such Advance at the beginning of the last day of the first of those Interest Periods less any part thereof falling to be repaid on such day.

         "Expiry Date" means, in relation to any Letter of Credit, the date on which the maximum aggregate liability thereunder is reduced to zero.

         "Facility" means the multicurrency term loan facility and letter of credit facility granted to the Borrowers in this Agreement.

         "Facility Office" means the office identified with the Bank's signature below or such other office as it may from time to time select by notice to the Parent.

         "Group" means the Parent and its subsidiaries for the time being.

         "Guarantors" means the Parent and any subsidiary of the Parent which has then guaranteed amounts owing by the Borrowers hereunder and will, initially, be the subsidiaries whose names are set out in Schedule 1 (Guarantors) and, in the event that a subsidiary of the Parent should itself become an Additional Borrower, that subsidiary.

         "Guarantor Conditions Precedent" means those conditions precedent referred to in Clause 24 (Additional Borrowers and Guarantors).

         "Guaranteeing Group" means, at any time, the Parent and each of the Guarantors (other than the Parent) at that time.

         "Guaranteeing Group Net Assets" means the value of the net assets of each member of the Guaranteeing Group excluding (a) investments in subsidiaries and (b) any assets to which recourse in respect of a guarantee of amounts due hereunder is not permitted by law or any requirement (whether or not having the force of law) of any competent authority in any jurisdiction in which the relevant member of the Guaranteeing Group is incorporated or carries on business less loans to members of the Group which are not members of the Guaranteeing Group as shown in the latest audited consolidated financial statements of the Parent and the latest relevant financial statements of each member of the Guaranteeing Group.

         "Initial Repayment Date" means the date falling twenty four months after the date of this Agreement.

         "Interest Period" means, save as otherwise provided herein any of those periods mentioned in Clause 5.1 (Interest Periods).

         "L/C Amount" means:

     (a) each sum paid or due and payable by the Bank to the beneficiary of a Letter of Credit pursuant to the terms of such Letter of Credit; and

     (b) all liabilities, costs (including, without limitation, any costs incurred in funding any amount which falls due from the Bank under the Letter of Credit), claims, losses and expenses which the Bank incurs or sustains in connection with a Letter of Credit.

         in each case which has not been reimbursed pursuant to Clause 9 (Borrowers' Liabilities in relation to Letters of Credit).

         "L/C Commission Rate" means a letter of credit commission rate of 35 pence per (pound)100 for the first 3 months of the letter of credit and 12 pence per (pound)100 thereafter.

         "L/C Valuation Date" means the first Business Day which falls six (6) months after the date hereof and each day falling at six (6) monthly intervals hereafter.

         "Letter of Credit" means, save as otherwise provided herein, a letter of credit issued or to be issued by the Bank pursuant to Clause 3 (Utilisation of the Facility) substantially in the form as set out in
         Schedule 9 (Form of Letter of Credit) or in such other form requested by the Borrower which is acceptable to the Bank.

         "LIBOR" means, in relation to any amount to be advanced to, or owing by an Obligor hereunder on which interest for a given period is to accrue, the rate per annum at which the Bank was offering to prime banks in the London interbank market deposits in the currency of such amount for such period at or about 11.00 a.m. (London time) on the Quotation Date for such period.

         "Loan" means the aggregate principal amount for the time being outstanding hereunder.

         "Mandatory  Cost Rate" means the rate  determined  in  accordance  with
         Schedule 7 (Mandatory Costs).

         "Margin" means 1.0 per cent. per annum.

         "Material Adverse Effect" means a material adverse effect on (a) the business, operations, property, condition (financial or otherwise) or prospects of the Group taken as a whole; (b) the ability of an Obligor to perform its obligations under this Agreement or any guarantee of the Agreement; or (c) the validity or enforceability of the Agreement, such guarantee or the rights or remedies of any party thereunder.

         "New Amount" means, in relation to any Advance and any two successive Interest Periods relating thereto, the amount of such Advance at the beginning of the second of those Interest Periods, as determined in accordance with Clause 4.3 (Amounts of Advances).

         "Obligors" means the Borrowers and the Guarantors.

         "Optional Currency" means any currency (except dollars) which:

     (a)  is freely transferable and freely convertible into dollars;

     (b)  is available to banks in the relevant interbank market; and

     (c) has been previously approved in writing by the Bank as an optional currency for the purpose of any utilisation, or denomination of any Advance during an Interest Period relating thereto, at least three (3) Business Days prior to delivery of the Utilisation Request for such Advance or the request under Clause 4.1 (Parent's Request for Optional Currency), but, in the case of the currency of any Participating Member State, the euro shall be an Optional Currency only in the form of the euro unit.

         "Original Dollar Amount" means, in relation to an Advance:

     (a) where such Advance came into existence as a result of a drawing under the Facility, the amount specified as such in the Utilisation Request relating thereto;

     (b) where such Advance came into existence upon the consolidation of two or more Advances, the aggregate of the Dollar Amounts of the Advances so consolidated; and

     (c) where such Advance came into existence upon the division of an Advance, the amount specified as such by the Parent pursuant to Clause
          5.4 (Division of Advances).

         "Outstanding Amounts" has the meaning as set out in Clause 25.10 (Suspense Accounts).

         "Outstandings" means at any time, the aggregate of the Dollar Amounts of each outstanding Advance and the Dollar Amounts of the maximum actual and contingent liabilities of the Banks in respect of each outstanding Letter of Credit.

         "Participating Member State" means any member state which has adopted the euro as its lawful currency at the relevant time.

         "Permitted Encumbrance" means:

     (a) any Encumbrance existing on the date hereof as specified in Schedule 4 (Existing Encumbrances) and provided that the principal amount secured thereby is not hereafter increased; or

     (b) any Encumbrance on any property or assets which is outstanding at the time such property or assets are acquired by a member of the Group and provided that the principal amount secured thereby is not increased after its acquisition; or

     (c) any Encumbrance created by a member of the Group prior to and not created or agreed to be created in contemplation of its becoming a member of the Group and provided that the principal amount secured thereby is not subsequently increased.

         "Potential Event of Default" means any event which may become (with the passage of time, the giving of notice, the making of any determination hereunder or any combination thereof) an Event of Default.

         "Proceedings"   means  any   proceedings   referred  to  in  Clause  36
         (Jurisdiction).

         "Quotation Date" means, in relation to any period for which an interest rate is to be determined hereunder, the day on which quotations would ordinarily be given by prime banks in the relevant interbank market for deposits in the currency in relation to which such rate is to be determined for delivery on the first day of that period, provided that, if, for any such period, quotations would ordinarily be given on more than one date, the Quotation Date for that period shall be the last of those dates.

         "Relevant Entity" means any subsidiary of the Parent (including a Guarantor) and any holding company of any such subsidiary.

         "Repayment Date" means the Initial Repayment Date or, if the Bank has agreed to an extension of the date for repayment of the Loan pursuant to Clause 10.2 (Consent to Request for Extension), the then latest date for repayment of the Loan.

         "Repeated Representations" means each of the representations set out in Clauses 17.1 (Status), 17.3 (Binding Obligations), 17.4 (Execution of this Agreement), 17.7 (No Material Proceedings), 17.10 (Validity and Admissibility in Evidence), 17.11 (Claims Pari Passu) and 17.17 (No Event of Default).

         "Subsequent Participant" means a Member State that adopts the euro as its lawful currency after 1 January 1999.

         "Term" means, in relation to a Letter of Credit, the period from its Utilisation Date until its Expiry Date.

         "Termination Date" means the day which is one month prior to the Repayment Date.

         "Treaty on European Union" means the Treaty of Rome of 25 March 1957, as amended by the Single European Act 1986 and the Maastrict Treaty (which was signed at Maastrict on 7 February 1992 and came into force on 1 November 1993).

         "Unpaid Sum" means the unpaid balance of any of the sums referred to in Clause 26.1 (Default Interest Periods).

         "Utilisation Date" means, in relation to an Advance, the date on which it is to be made and, in relation to a Letter of Credit, the date on which it is to be issued.

         "Utilisation Request" means a request substantially in the form set out in Schedule 3 (Utilisation Request).

1.2      Interpretation
         Any reference in this Agreement to:

         the "Bank" shall be construed so as to include its and any subsequent successors in accordance with their respective interests;

         "borrowings" means any obligation for the payment or repayment of money, whether present or future in respect of:

     (a) amounts raised by borrowing and outstanding under any loan agreement or acceptance under any acceptance credit facility;

     (b) amounts raised and outstanding under any bill discounting or note purchase facility;

     (c) amounts raised and outstanding under any debenture, loan stock instrument or commercial paper programme;

     (d) the amount of any liability in respect of leases or hire purchase contracts which would, in accordance with US GAAP (as used in the Parent's most recent audited annual consolidated financial statements from time to time) be treated as finance or capital leases (but excluding any such finance or capital leases which have a value of less than (pound)200,000);

     (e) the amount of any liability in respect of the purchase price for property of any description (real or personal) or works or services or any combination thereof the payment of which is deferred for a period in excess of six months after delivery or performance; and

     (f) amounts raised under any other transaction (including, without limitation, any forward sale or purchase agreement) having the commercial effect of a borrowing entered into by a person in order to enable such person to finance its operations or capital requirements, but shall not include guarantees or other indebtedness of a contingent nature.

         "connected person" has the meaning given to that term in Section 839 of the Income and Corporation Taxes Act 1988;

         "continuing" shall be construed, in relation to an Event of Default, as a reference to an Event of Default which has not been waived in accordance with the terms hereof;

         "control" has the meaning given to that term in Section 416 of the Income and Corporation Taxes Act 1988;

         the "equivalent" on any date in one currency (the "first currency") of an amount denominated in another currency (the "second currency") is a reference to the amount of the first currency which could be purchased with the amount of the second currency at the spot rate of exchange quoted by the Bank at or about 11.00 a.m. on such date for the purchase of the first currency with the second currency;

         a "holding company" of a company or corporation shall be construed as a reference to any company or corporation of which the first-mentioned company or corporation is a subsidiary;

         "indebtedness" shall be construed so as to include any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

         a "law" shall be construed as any law (including common or customary law), statute, constitution, decree, judgment, treaty, regulation, directive, bye-law, order or any other legislative measure of any government, supranational, local government, statutory or regulatory body or court;

         a "member state" shall be construed as a reference to a member state of the European Union;

         a "month" is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next succeeding calendar month save that, where any such period would otherwise end on a day which is not a business day, it shall end on the next succeeding business day, unless that day falls in the calendar month succeeding that in which it would otherwise have ended, in which case it shall end on the immediately preceding business day Provided that, if a period starts on the last business day in a calendar month or if there is no numerically corresponding day in the month in which that period ends, that period shall end on the last business day in that later month;

         a "person" shall be construed as a reference to any person, firm, company, corporation, government, state or agency of a state or any association or partnership (whether or not having separate legal personality) of two or more of the foregoing and shall be construed so as to include their respective successors and assigns in accordance with their respective interests;

         "repay" (or any derivative form thereof) shall, subject to any contrary indication, be construed to include "prepay" (or, as the case may be, the corresponding derivative form thereof);

         a "subsidiary" of a company or corporation means any other company or corporation which is a "subsidiary undertaking" of such company or corporation as defined pursuant to Section 258 of the Companies Act 1985;

         a "successor" shall be construed so as to include an assignee or successor in title of such party and any person who under the laws of its jurisdiction of incorporation or domicile has assumed the rights and obligations of such party under this Agreement or to which, under such laws, such rights and obligations have been transferred;

         "tax" shall be construed so as to include any tax, levy, impost, duty or other charge of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same);

         "VAT" shall be construed as a reference to value added tax including any similar tax which may be imposed in place thereof from time to time;

         a "wholly-owned subsidiary" of a company or corporation shall be construed as a reference to any company or corporation which has no other members except that other company or corporation and that other company's or corporation's wholly-owned subsidiaries or persons acting on behalf of that other company or corporation or its wholly-owned subsidiaries; and

         the "winding-up",  "dissolution" or  "administration"  of, or any other insolvency event relating to, a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company or corporation carries on business including the seeking of liquidation, winding-up, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors.

1.3      Currency Symbols

         1.3.1 "$" and "dollars" denote lawful currency of the United States of America and "sterling" denotes lawful currency of the United Kingdom.

         1.3.2 "euro" means the single currency of the European Union as constituted by the Treaty on the European Union as referred to in EMU Legislation and "euro unit" means the currency unit of the euro as defined in EMU Legislation.

1.4      Agreements and Statutes

         Any reference in this Agreement to:

         1.4.1 this Agreement or any other agreement or document shall be construed as a reference to this Agreement or, as the case may be, such other agreement or document as the same may have been, or may from time to time be, amended, varied, novated or supplemented; and

         1.4.2 a statute or treaty shall be construed as a reference to such statute or treaty as the same may have been, or may from time to time be, amended or, in the case of a statute, re-enacted.

1.5      Headings

         Clause and Schedule headings are for ease of reference only.

1.6      Time

         Any reference in this Agreement to a time of day shall, unless a contrary indication appears, be a reference to London time.

1.7      Third Party Rights

        A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement.

2.       THE FACILITY

2.1      Grant of the Facility

         The Bank grants to the Parent through the Facility Office, upon the terms and subject to the conditions hereof, a multicurrency term loan facility in an aggregate amount of $50,000,000 (fifty million dollars) or its equivalent from time to time in Optional Currencies.

2.2      Purpose and Application

         The Facility is intended for general corporate purposes and, accordingly, the Parent shall apply all amounts raised by it hereunder in or towards satisfaction of its general corporate financing requirements and the Bank shall not be obliged to concern itself with such application.

2.3      Conditions Precedent

         Save as the Bank may otherwise agree, none of the Borrowers may deliver any Utilisation Request unless the Bank has confirmed to the Parent that it has received all of the documents and other evidence listed in Schedule 2 (Conditions Precedent) and that each is, in form and substance, satisfactory to the Bank.

3.       UTILISATION OF THE FACILITY

3.1      Utilisation Conditions

         Save as otherwise provided herein, an Advance will be made by the Bank to any Borrower or a Letter of Credit will be issued by the Bank on a request by the Parent if:

         3.1.1 not less than three (3) (or, if such Advance or Letter of Credit is to be denominated in sterling, two (2)) Business Days before the proposed date for the making of such Advance or the issuing of the Letter of Credit, the Parent has delivered to the Bank a completed Utilisation Request therefor;

         3.1.2 the Utilisation Date is a Business Day which is or precedes the Termination Date;

         3.1.3    the  Utilisation  Date is not less than five (5) Business Days
                  after  the  date  upon  which  the  Facility  was   previously
                  utilised;

         3.1.4 (in respect of an Advance) the proposed Original Dollar Amount of such Advance is a minimum amount of $1,000,000 and in multiples of $500,000 (or, if less, equal to the Available Facility);

         3.1.5 (in respect of a Letter of Credit) the Bank has approved the terms of the Letter of Credit (which, unless the Bank otherwise agrees in writing, shall be substantially in the form set out in Schedule 9 (Form of Letter of Credit)), the purpose of its issue and the identity of the beneficiary;

         3.1.6 (in respect of a Letter of Credit) the proposed Original Dollar Amount of such Letter of Credit does not exceed the Available Letter of Credit Facility on the Utilisation Date, and when aggregated with each other Letter of Credit then in issue and Advance outstanding does not exceed the Available Facility on the Utilisation Date;

         3.1.7 the proposed Original Dollar Amount of such Advance does not exceed the Available Facility on the Utilisation Date;

         3.1.8 (in respect of a Letter of Credit) the proposed Term is a period not exceeding twelve (12) months, ending on or before the Repayment Date;

         3.1.9 (in respect of an Advance) the interest rate applicable to such Advance during its first Interest Period would not fall to be determined pursuant to Clause 8.1 (Market Disruption, Substitute Interest Period and Interest Rate); and

         3.1.10 on and as of the proposed Utilisation Date, (a) no Potential Event of Default or Event of Default has occurred which is continuing and has not been waived or would result from the making of such Advance or issue of such Letter of Credit; (b) no petition has been presented (which remains outstanding) for the winding up of the Borrower wishing to borrow an Advance or have the Letter of Credit issued; and (c) the Repeated Representations are true in all material respects on and as of the Utilisation Date.

3.2      Completion of Letters of Credit

         The Bank is authorised to issue any Letter of Credit pursuant to Clause
         3.1 (Utilisation Conditions for the Facility) by:

         3.1 completing the issue date and the proposed Expiry Date of such Letter of Credit; and

         3.2 executing and delivering such Letter of Credit to the relevant recipient on the Utilisation Date.

3.3      Renewal of a Letter of Credit

         3.3.1 Not less than three (3) Business Days before the Expiry Date of a Letter of Credit the Borrower which requested such Letter of Credit may, by written notice to the Agent, request that the Term of such Letter of Credit be extended.

         3.3.2 The Bank shall treat such request in the same way as a Utilisation Request for a Letter of Credit.

         3.3.3 The terms of each renewed Letter of Credit shall be the same as those of the relevant Letter of Credit immediately prior to its renewal, save that its Term shall commence on the date which was the Expiry Date of such Letter of Credit immediately prior to its renewal and shall end on the proposed Expiry Date specified in such request.

         4.4 The Bank is authorised to amend any such Letter of Credit pursuant to such request if the conditions set out in this Agreement have been complied with.

4.       MULTICURRENCY OPTION

4.1      Parent's Request for Optional Currency

         The Parent may, not less than five (5) Business Days' before the first day of an Interest Period, request (by notice to the Bank), that any Advance be denominated in any Optional Currency during any Interest Period relating thereto, in which event such Advance shall, subject to Clause 4.2 (Conditions for Denomination in an Optional Currency), be denominated in such Optional Currency. If the Parent does not make such a request, each Advance shall be denominated in the currency in which it was denominated during the preceding Interest Period.

4.2      Conditions for Denomination in an Optional Currency

         If an Advance is to be denominated in an Optional Currency during any Interest Period relating thereto, but:

         4.2.1 no later than 11.00 a.m. on the Quotation Date for such Interest Period, the Bank notifies the Parent that the Bank is of the opinion that it is not feasible for such Advance to be made in such Optional Currency or, as the case may be, denominated in such Optional Currency; or

         4.2.2 to give effect to such request would cause the Outstandings to be denominated in more than 5 Optional Currencies,

         the Bank shall notify the Parent and such Advance shall be denominated in dollars.

4.3      Amounts of Advances

         The amount of an Advance during an Interest Period relating thereto (in determining which it shall be assumed that any part of such Advance falling to be repaid on or before the last day of the preceding Interest Period, if any, relating thereto is duly repaid) shall be:

         4.3.1 the Dollar Amount of such Advance if such Advance is to be denominated in dollars during such Interest Period; or

         4.3.2 if such Advance is to be denominated in an Optional Currency, the amount of such Optional Currency which could be purchased with the Dollar Amount of such Advance at the spot rate of exchange quoted by the Bank at or about 11.00 a.m. on the third Business Day preceding the first day of such Interest Period for the purchase of such Optional Currency with dollars.

4.4      Currency Change

         If an Advance is to be denominated in different currencies during two successive Interest Periods, then, on the last day of the first of those Interest Periods:

         4.4.1    the Bank shall:

         (a) apply an amount equal to the New Amount of such Advance in or towards the purchase of the Existing Amount of such Advance; and

         (b) pay any portion of the amount which is not applied in accordance with sub-clause 4.4.1(a) to the Parent or, if an Event of Default shall have occurred and the Bank so elects, retain any such portion for its own account, any amount so retained by the Bank being treated as if it were a prepayment made by the Parent under Clause 11.2 (Prepayment); and

         4.4.2 the Parent shall pay to the Bank a sum equal to the amount (if any) by which the Existing Amount of such Advance exceeds the portion thereof purchased by the Bank pursuant to sub-clause 4.4.1(a).

4.5      Same Currency

         If an Advance is to be denominated in the same Optional Currency during two successive Interest Periods and there is any difference between the Existing Amount of such Advance and its New Amount, then, on the last day of the first of those Interest Periods:

         4.5.1 if the Existing Amount of such Advance exceeds its New Amount, the Parent shall pay to the Bank an amount equal to the amount of such excess; or

         4.5.2    if the New Amount of such Advance exceeds its Existing Amount:

                  (a) the Bank shall pay to the Parent an amount equal to the amount of such excess; or

                  (b) if an Event of Default shall have occurred and the Bank so elects, no such payments shall be made and a sum equal to the aggregate amount which would have been so payable shall be treated as having been prepaid by the Parent under Clause 11.2 (Prepayment).

5.       INTEREST PERIODS

5.1      Interest Periods

         The period for which an Advance is outstanding shall be divided into successive periods each of which (other than the first, which shall begin on the day such Advance is made) shall start on the last day of the preceding such period.

5.2      Duration

         The duration of each Interest Period shall, save as otherwise provided herein, be one, three or six months, or such other period as the Parent requests and the Bank agree, in each case as the Parent may, by not less than three (or, if the Advance to which such Interest Period relates is denominated in sterling, two) Business Days' prior notice to the Bank select provided that:

         5.2.1 if the Parent fails to give such notice of its selection in relation to an Interest Period, the duration of that Interest Period shall, subject to sub-clauses 5.2.2 and 5.2.3, be three months;

         5.2.2 the Parent may select an Interest Period of less than one months' duration so long as a Repayment Date occurs within one month of the date on which such Interest Period commences; and

         5.2.3 any Interest Period which would otherwise end during the month preceding, or extend beyond, a Repayment Date shall be of such duration that it shall end on that Repayment Date.

5.3      Consolidation of Advances

         If two or more Interest Periods relating to Advances denominated in the same currency end at the same time, then, on the last day of those Interest Periods, those Advances shall be consolidated into and treated as a single Advance.

5.4      Division of Advances

         The Parent may, by not less than five Business Days' prior notice to the Bank, direct that any Advance shall, at the beginning of any Interest Period relating thereto, be divided into (and thereafter, save as otherwise provided herein, treated in all respects as) two or more Advances having such Original Dollar Amounts (in aggregate, equalling the Dollar Amount of the Advance being so divided) as shall be specified by the Parent in such notice, provided that the Parent shall not be entitled to make such a direction if any Advance thereby coming into existence would have an Original Dollar Amount of less than $5,000,000.

5.5      Consolidated and Divided Advances

         For the purpose of Clause 4 (Multicurrency Option), an Advance which comes into existence upon the consolidation of two or more existing Advances or the division of an existing Advance shall be treated as having existed prior to the date on which it comes into existence and:

         5.5.1    in the case of a consolidated Advance,  having an amount equal
                  to  the   aggregate   of  the  amounts  of  the   Advances  so
                  consolidated; and

         5.5.2 in the case of a divided Advance, having an amount equal to the portion of the Advance so divided which bears the same proportion to the amount of the Advance so divided as the Dollar Amount of the Advance coming into existence bears to the Dollar Amount of the Advance so divided.

6.       PAYMENT AND CALCULATION OF INTEREST

6.1      Payment of Interest

         On the last day of each Interest Period the Parent shall pay accrued interest on the Advance to which such Interest Period relates.

6.2      Calculation of Interest

         The rate of interest applicable to an Advance from time to time during an Interest Period relating thereto shall in relation to an Advance be the rate per annum which is the sum of the Mandatory Cost Rate, the Margin and LIBOR on the Quotation Date therefor.

7.       letter of credit commission

         The Parent shall, in respect of each Letter of Credit, pay to the Bank a letter of credit commission in the currency in which the relevant Letter of Credit is denominated at the L/C Commission Rate on the maximum actual and contingent liabilities of the Bank under the relevant Letter of Credit. Such letter of credit commission shall be paid in advance in respect of each successive period of three months (or such shorter period as shall end on the relevant Expiry Date) which begins during the Term of the relevant

         Letter of Credit, the first such payment to be made on the Utilisation Date for such Letter of Credit and thereafter on the first day of each such period.

8.       MARKET DISRUPTION AND ALTERNATIVE INTEREST RATES

8.1      Market Disruption, Substitute Interest Period and Interest Rate

         If, as a result of circumstances affecting the London Interbank Market generally, at 11:00 a.m. on the Quotation Date for any Interest Period relating to an Advance, the Bank was not offering to prime banks in the London Interbank Market deposits in the currency of such Advance for the proposed duration of such Interest Period then, notwithstanding the provisions of Clauses 5 (Interest Periods) and 6 (Payment and Calculation of Interest),

         8.1.1 the duration of that Interest Period shall be one month or, if less, such that it shall end on the next Repayment Date; and

         8.1.2 the rate of interest applicable to such Advance from time to time during such Interest Period shall be the rate per annum which is the sum of the Mandatory Cost Rate (in the case of an Advance denominated in sterling), the Margin and the rate per annum determined by the Bank to be that which expresses as a percentage rate per annum the cost to it of funding such Advance during such Interest Period from whatever sources it may select.

8.2      Alternative Interest Rate

         If the interest rate applicable to an Advance during an Interest Period falls to be determined pursuant to Clause 8.1 (Market Disruption, Substitute Interest Period and Interest Rate):

         8.2.1    the Bank shall notify the Parent of such event;

         8.2.2 if the Bank or the Parent so requires, within five days of such notification the Bank and the Parent shall enter into negotiations with a view to agreeing a substitute basis for determining the rates of interest from time to time applicable to the Advances and/or upon which the Advances may be maintained (whether in dollars, sterling or some other currency) thereafter; and

         8.2.3 if the Bank has required the Parent to enter into such negotiations, the Bank may declare (any such declaration to be binding on the Borrowers) that each Advance shall become due and payable on the last day of its then current Interest Period unless by then a substitute basis has been agreed in relation thereto.

9.       BORROWER'S LIABILITIES IN RELATION TO LETTERS OF CREDIT

9.1      Right to make Payments under Letters of Credit

         Each Bank shall be entitled to make any payment in accordance with the terms of the relevant Letter of Credit without any reference to or further authority from the Borrower or any other investigation or enquiry. Each Borrower irrevocably authorises the Bank to comply with any demand under a Letter of Credit which is valid on its face.

9.2      Revaluation of Outstandings

         On each L/C Valuation Date, the Bank shall calculate the Outstandings (having regard to changes in the Dollar Amounts of the Letters of Credit which may arise as a result of currency fluctuations) and the Bank shall notify the Parent of the amount, if any (the "Excess Amount") by which the Outstandings exceed the Available Facility and the Parent shall:

         9.2.1 procure that the Bank's obligations under any Letters of Credit are reduced by an amount no less than the Excess Amount; or

         9.2.2 secure such Excess Amount by providing Cash Collateral in an amount no less than the Excess Amount.

10.      REPAYMENT

10.1     Repayment and Extension Option

         Each Borrower shall repay its respective proportion of the Loan on the Initial Repayment Date provided that, one year after the date hereof and annually thereafter until the Termination Date, the Parent may within 90 days after delivery to the Bank of its audited consolidated financial statements for any financial year (commencing with the financial year ended 2000) request the Bank for an extension by twelve months of the date on which the Loan shall be repaid, whereupon the Bank shall respond within 90 days of such request.

10.2     Consent to Request for Extension

         If the Bank consents to a proposed extension, then the date for repayment of the Loan shall be extended by twelve months to the date falling twelve months after the Initial Repayment Date (or, if the date for repayment of the Loan has previously been extended, the then latest date for repayment of the Loan). On the first Business Day after which the Loan falls finally due to be repaid the Available Facility shall reduce to zero.

11.      CANCELLATION AND PREPAYMENT

11.1     Cancellation

         The Parent may, by giving to the Bank not less than thirty (30) days' prior written notice to that effect, cancel the whole or any part (being a minimum amount of $500,000) of the Available Facility.

11.2     Prepayment

         The Parent or any Additional Borrower may, if the Parent has given to the Bank not less than five (5) days' prior written notice to that effect, prepay the whole or any part of any Advance borrowed by it such that the Dollar Amount of such Advance will be reduced by the minimum amount of $1,000,000 and integral multiples of $500,000 on the last day of any Interest Period relating to such Advance; any payment so made shall satisfy pro tanto the relevant Borrowers' obligation under Clause
         10.1 (Repayment and Extension Option) in inverse chronological order.

11.3     Reborrowing

         The Borrowers shall, subject to the other provisions of this Agreement, be entitled to reborrow any amount prepaid pursuant to Clause 11.2 (Prepayment).

11.4     Cancellation of Letters of Credit

         Any Borrower which has requested a Letter of Credit may give the Bank not less than ten (10) Business Days' prior notice of its intention to procure that the Bank's liability under such Letter of Credit is reduced to zero (whereupon it shall do so).

11.5     Notice of Cancellation or Prepayment

         Any notice of cancellation or prepayment given by the Parent pursuant to this Clause 11 (Cancellation and Prepayment) shall be irrevocable, shall specify the date upon which such cancellation or prepayment is to be made and the amount of such cancellation or prepayment and shall oblige the Parent to make such prepayment or procure such cancellation on such date.

12.      TAXES

12.1     Tax Gross-up

         All payments to be made by an Obligor to the Bank hereunder shall be made free and clear of and without deduction for or on account of tax unless such Obligor is required to make such a payment subject to the deduction or withholding of tax, in which case the sum payable by such Obligor (in respect of which such deduction or withholding is required to be made) shall be increased to the extent necessary to ensure that the Bank receives a sum net of any deduction or withholding equal to the sum which it would have received had no such deduction or withholding been made or required to be made.

12.2     Section 349 Bank Exception

         Notwithstanding the provisions of Clause 12.1 (Tax Gross-up), no Obligor shall be obliged to increase the amount of any payment hereunder to the Bank pursuant to Clause 12.1 (Tax Gross-up) if the requirement to make a deduction or withholding arises as a consequence of the Bank not being recognised as a bank for the purposes of Section 349 of the Income and Corporation Taxes Act 1988 (a "Section 349 Bank").

12.3     Section 349 Bank Representation

         The Bank represents that it is a Section 349 Bank and undertakes that it will notify the Parent as soon as reasonably practicable after it becomes aware thereof if at any time it ceases to be recognised as a
         Section 349 Bank.

12.4     Reimbursement of Obligor

         If an Obligor is required to increase the amount of any payment hereunder to the Bank pursuant to Clause 12.1 (Tax Gross-up) and the Bank is able to apply for or otherwise take advantage of any tax credit, tax deduction or similar benefit by reason of the withholding or deduction which such Obligor was required to make, the Bank shall reimburse to such Obligor, upon receipt by the Bank, such part of any such credit, deduction or benefit as is properly attributable to such withholding or deduction and will leave the Bank in no worse position than it would have been in had there been no tax imposed upon that payment by such Obligor as aforesaid.

13.      TAX RECEIPTS

13.1     Notification of Requirement to Deduct Tax

         If, at any time, an Obligor is required by law to make any deduction or withholding from any sum payable by it hereunder (or if thereafter there is any change in the rates at which or the manner in which such deductions or withholdings are calculated), such Obligor shall notify the Bank thereof as soon as reasonably practicable after it becomes aware of the same.

13.2     Evidence of Payment of Tax

         If an Obligor makes any payment hereunder in respect of which it is required to make any deduction or withholding, it shall pay the full amount required to be deducted or withheld to the relevant taxation or other authority within the time allowed for such payment under applicable law and shall as soon as reasonably practicable deliver to the Bank an original receipt (or a certified copy thereof) issued by such authority evidencing the payment to such authority of all amounts so required to be deducted or withheld in respect of such payment.

13.3     Tax and Other Affairs

         No provision of this Agreement shall interfere with the right of the Bank to arrange its tax or any other affairs in whatever manner it thinks fit, oblige the Bank to claim any credit, relief, remission or repayment in respect of any payment under Clause 12 (Taxes) in priority to any other credit, relief, remission or repayment available to it nor oblige the Bank to disclose any information relating to its tax or other affairs or any computations in respect thereof.

14.      INCREASED COSTS

14.1     Increased Costs

         If, by reason of (a) any change in law or in its interpretation or administration and/or (b) compliance with any request or requirement relating to the maintenance of capital or any other request from or requirement of any central bank or other fiscal, monetary or other authority:

         14.1.1 the Bank or any holding company of the Bank is unable to obtain the rate of return on its capital which it would have been able to obtain but for the Bank's entering into or assuming or maintaining a commitment, issuing or performing its obligations under this Agreement or any Letter of Credit; or

         14.1.2 the Bank or any holding company of the Bank incurs a cost as a result of the Bank's entering into or assuming or maintaining a commitment or performing its obligations under this Agreement or any Letter of Credit; or

         14.1.3 there is an increase in the cost to the Bank or any holding company of the Bank of funding or maintaining the Advances, any Unpaid Sum or any Letter of Credit,

         then the Obligor shall, from time to time on demand of the Bank, promptly pay to the Bank amounts sufficient to indemnify the Bank or to enable the Bank to indemnify its holding company from and against, as the case may be, (a) such reduction in the rate of return of capital,
         (b) such cost or (c) such increased cost.

14.2     Increased Costs Claims

         If the Bank intends to make a claim pursuant to Clause 14.1 (Increased Costs), it shall notify the Parent of the event giving rise to such claim.

14.3     Exclusions

         Notwithstanding the foregoing provisions of this Clause 14 (Increased Costs), the Bank shall not be entitled to make any claim in respect of:

         14.3.1   any cost, increased cost or liability as referred to in Clause
                  14.1 (Increased Costs) to the extent the same is compensated by the Mandatory Cost Rate; or

         14.3.2 any cost, increased cost or liability compensated by Clause 12 (Taxes).

15.      ILLEGALITY

         If, at any time, it is or will become unlawful for the Bank to make, fund, issue or allow to remain outstanding all or part of the Advances, then the Bank shall, promptly after becoming aware of the same, deliver to the Parent a notice to that effect and: 15.1.1 the Bank shall not thereafter be obliged to make any Advances and the amount of the Available Facility shall be immediately reduced to zero; 15.1.2 if the Bank so requires, the Parent shall on such date as the Bank shall have specified repay any outstanding Advances together with accrued interest thereon and all other amounts owing hereunder; and

         15.1.3 ensure that the liabilities of the Bank under or in respect of each Letter of Credit is reduced to zero or otherwise secured by providing Cash Collateral in an amount equal to the Bank's maximum actual and contingent liabilities under such Letter of Credit in the currency or currencies of such Letter of Credit.

16.      MITIGATION OF ADVERSE CIRCUMSTANCES

         If circumstances arise which would, or would upon the giving of notice, result in:

         16.1.1 an increase in the amount of any payment to be made to it for its account pursuant to Clause 12.1 (Tax Gross-up);

         16.1.2 a claim for indemnification pursuant to Clause 14.1 (Increased Costs); or

         16.1.3 the reduction of the Available Facility to zero in accordance with Clause 15 (Illegality),

         then the Bank shall promptly upon becoming aware of the same notify the Parent thereof and, in consultation with the Parent, take such steps as may reasonably be open to it to mitigate the effects of such circumstances, including the transfer of its Facility Office to another jurisdiction or the transfer of its rights and obligations hereunder to a person acceptable to the Parent, provided that the Bank shall not be obliged to take any steps if, in its bona fide opinion, such steps would have an adverse effect on its business, operation or financial condition.

17.      REPRESENTATIONS

        Each Obligor makes the  representations and warranties set out in Clause
        17.1 (Status) to Clause 17.17 (Event of Default). The Borrowers make the representations in respect of themselves and the Parent makes the representations in respect of each of the Guarantors. Each Obligor acknowledges that the Bank has entered into this Agreement in reliance on those representations and warranties.

17.1     Status

         It is a corporation duly organised under the laws of its jurisdiction of incorporation.

17.2     Governing Law and Judgements

         In any proceedings taken in its jurisdiction of incorporation in relation to this Agreement and any guarantee of the obligations of the Borrowers, the choice of English law as the governing law of this Agreement and such guarantee and any judgment obtained in England will be recognised and enforced.

17.3     Binding Obligations

         The obligations expressed to be assumed by it in this Agreement and any guarantee of the obligations of the Borrowers are legal and valid obligations binding on it and enforceable against it in accordance with the terms hereof or thereof.

17.4     Execution of this Agreement

         Its execution of this Agreement and any guarantee of the obligations of the Borrowers and its exercise of its rights and performance of its obligations hereunder and thereunder do not and will not:

         17.4.1   conflict  with  any   agreement,   mortgage,   bond  or  other
                  instrument or treaty to which it is a party or which is binding upon it or any of its assets;

         17.4.2   conflict with its constitutive documents; or

         17.4.3   conflict with any applicable law.

         It has the power to enter into this Agreement and any guarantee of the obligations of the Borrowers hereunder to which it is a party and all corporate and other action required to authorise the execution of this Agreement and any such guarantee and the performance of its obligations hereunder and thereunder has been duly taken.

17.5     No Winding-up

         No member of the Group has taken any corporate action nor have any other steps been taken or legal proceedings been started or (to the best of its knowledge and belief) threatened against any member of the Group for its winding-up, dissolution, administration or re-organisation (whether by voluntary arrangement, scheme of arrangement or otherwise) or for the appointment of a receiver, administrator, administrative receiver, conservator, custodian, trustee or similar officer of it or of any or all of its assets or revenues.

17.6     No Material Defaults

         No member of the Group is in breach of or in default under any agreement to which it is a party or which is binding on it or any of its assets to an extent or in a manner which might have a Material Adverse Effect.

17.7     No Material Proceedings

         No action or administrative proceeding of or before any court or agency which is reasonably likely to have a Material Adverse Effect on the business or financial condition of the Guaranteeing Group as a whole has been started.

17.8     No Material Adverse Change

         Since the date as at which the most recent audited financial statements of the Parent and the most recent audited consolidated financial statements of the Guarantor were stated to be prepared, there has been no Material Adverse Effect on the business or financial condition of the Parent or, as the case may be, any member of the Guaranteeing Group.

17.9     Written Information

         All written information supplied by any member of the Group is true, complete and accurate in all material respects as at the date it was given and is not misleading in any respect.

17.10    Validity and Admissibility in Evidence

         All acts, conditions and things required to be done, fulfilled and performed in order (a) to enable it lawfully to enter into, exercise its rights under and perform and comply with the obligations expressed to be assumed by it in this Agreement and any guarantee of the obligations of the Borrowers hereunder to which it is a party, (b) to ensure that the obligations expressed to be assumed by it in this Agreement and any such guarantee are legal, valid, binding and enforceable and (c) to make this Agreement and any such guarantee admissible in evidence in its jurisdiction of incorporation have been done, fulfilled and performed.

17.11    Claims Pari Passu

         Under the laws of its jurisdiction of incorporation in force at the date hereof, the claims of the Bank against it under this Agreement and any guarantee of the obligations of the Borrowers will rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors save those whose claims are preferred solely by any bankruptcy, insolvency, liquidation or other similar laws of general application

17.12    No Filing or Stamp Taxes

         Under the laws of its jurisdiction of incorporation in force at the date hereof, it is not necessary that this Agreement be filed, recorded or enrolled with any court or other authority in such jurisdiction or that any stamp, registration or similar tax be paid on or in relation to this Agreement.

17.13    Encumbrances

         Save for Permitted Encumbrances, no Encumbrance exists over all or any of the present or future revenues or assets of any member of the Group.

17.14    No Deduction or Withholding

         Under the laws of its jurisdiction of incorporation in force at the date hereof, it will not be required to make any deduction or withholding from any payment it may make hereunder.

17.15    Ownership of an Additional Borrower

         Each Additional Borrower is a wholly owned subsidiary of the Parent.

17.16    Ownership of the Relevant Entity

         Each Relevant Entity is under the control of the Parent.

17.17    No Event of Default

         No Event of Default has occurred which is continuing and has not been waived.

17.18    Repetition of Representations

         The Repeated Representations shall be deemed to be repeated by the relevant Obligor by reference to the facts and circumstances then existing upon the delivery of each Utilisation Request, on the first day of each Interest Period, each date on which an Advance is made or is to be made, each date on which a Letter of Credit is issued or is to be issued or its Term extended and each date on which a company becomes (or it is proposed that a company becomes) an Additional Borrower or a Guarantor.

18.      FINANCIAL INFORMATION

18.1     Financial Statements

         The Parent shall:

         18.1.1 as soon as the same become available, but in any event within 120 days after the end of each of its financial years, deliver to the Bank the consolidated financial statements of the Group and each Additional Borrower for such financial year together with financial statements of each of the Guarantors for such financial year;

         18.1.2 as soon as the same become available, but in any event within 120 days after the end of each half of each of its financial years, deliver to the Bank the consolidated financial statements of the Group for such period;

         18.1.3 from time to time on the request of the Bank, furnish the Bank with such information about the business and financial condition of the Group or any Guarantor as the Bank may reasonably require including their most recent management accounts; and

         18.1.4 from time to time, promptly after filing of the same, provide the Bank with a copy of the form 20-F filed by the Parent with the Securities and Exchange Commission of the United States.

18.2     Requirements as to Financial Statements

         The Parent shall ensure that:

         18.2.1 each set of financial statements delivered by it pursuant to Clause 18.1 (Financial Statements) is prepared in accordance with US GAAP (or, in the case of a Guarantor or any other Additional Borrower, in accordance with accounting principles generally accepted in its jurisdiction of incorporation);

         18.2.2 each set of financial statements delivered by it pursuant to Clause 18.1.1 of has been audited by an internationally recognised firm of independent auditors licensed to practise in Jersey (or, in the case of the financial statements of a
                  Guarantor or any other Additional Borrower, audited (if such audited financial statements have in any event been produced) by an internationally recognised firm of independent auditors licensed to practise in the jurisdiction of incorporation of such Guarantor or such other Additional Borrower, or, if no such audited financial statements have been produced, confirmed by the auditors of the Parent as being the balances included in the audited consolidated financial statements); and

         18.2.3 within 30 days of publication of the financial statements referred to in Clauses 18.1.1 and 18.1.2 it delivers to the Bank a duly completed Compliance Certificate signed by a director or Authorised Signatory of the Parent evidencing the compliance by the Parent with the provisions of Clause 19 (Financial Condition).

19.      FINANCIAL CONDITION

19.1     Financial Condition

         The Parent shall ensure that except subject to Clause 19.4 (Grace Periods), at all times, the consolidated financial condition of the Group, as evidenced by the then most recent audited annual or unaudited semi-annual consolidated financial statements of the Group, shall be such that:

         19.1.1   Liabilities do not exceed Equity;

         19.1.2   Equity is not less than $325,000,000;

         19.1.3   Operating  Profit is no less than 300 per  cent.  of  Interest
                  Charge;

         19.1.4   Operating Cash Flow is no less than 25 per cent. of Net Debt;

         19.1.5 the ratio of consolidated current assets of the Group to consolidated current liabilities of the Group (but so that in computing consolidated current liabilities there shall be excluded, if it would otherwise be included therein, all amounts owed to the Bank hereunder or under any guarantee hereof) is at least 2:1;

         19.1.6 the value of the aggregate intangible assets of the Group (including goodwill arising on acquisition which has then been set against shareholder's equity and the loan to The Berkeley Govett 1990 Employee Share Option Trust) does not exceed 40 per cent. of the value of the Group's aggregate gross assets including fixed and current assets of the Group intangible assets (as aforesaid) and the net assets of the long-term insurance business (but excluding the embedded after tax value of policies in force in respect of the long term insurance business); and

         19.1.7 Guaranteeing Group Net Assets are no less than 90 per cent. of Available Group Net Assets.

19.2     Financial Definitions

         The expressions used in this Clause 19 (Financial Condition) shall be construed in accordance with US GAAP (as used in the then most recent audited annual consolidated financial statements of the Group) but so that: "Equity" means the sum of:

     (a) the amount paid up or credited as paid up on the issued share capital of the Parent;

     (b) the amounts standing to the credit of the Group's share premium account (which includes any premium arising on shares issued under the share option plan); and

     (c) the amounts standing to the credit of the Group's capital redemption reserve account,

         plus or minus the amount standing to the credit or debit, as the case may be, of the consolidated profit and loss account reserve of the Group, but after deducting therefrom:

     (a) the value of goodwill arising on acquisition which has been set against shareholder's equity excluding any such goodwill arising on acquisitions on or after 1 January 2000;

     (b)  amounts attributable to minority interests in subsidiaries; and

     (c) any distribution declared, recommended or made to the extent not provided for in such accounts (other than (a) distributions to a member of the Group or (b) in the case of a distribution declared, recommended or made in respect of a period after the date of the relevant accounts, to the extent that such distribution is covered by profits which have accrued since that date);

         "Interest Charge" means the aggregate, on a consolidated basis, of all interest or similar charges, incurred by any member of the Group in respect of borrowings (other than borrowings from another member of the Group);

         "Liabilities" means the consolidated liabilities of the Group as they appear in the consolidated balance sheet of the consolidated financial statements of the Group other than long-term insurance reserves;

         "Net Debt" means the principal amount outstanding, on a consolidated basis, in respect of borrowings by any member of the Group (other than borrowings from another member of the Group) less cash and short term investments of any member of the Group provided that short-term investments shall only be taken into account if such short-term investments are themselves of investment grade (i.e. debt securities rated at least BBB or equivalent or equity securities in respect of such companies traded on a recognised international stock exchange whose debt securities are rated at least BBB or equivalent or represent an underlying investment the majority of which is of investment grade);

         "Operating Cash Flow" shall have the meaning ascribed thereto in the notes to the consolidated cash flow statement of the consolidated financial statements of the Group; and

         "Operating Profit" means the consolidated profit or loss, as the case may be, on ordinary activities of the Group including any net profit or loss on investments, but before deduction of the Interest Charge and before taking account of:

     (a)  any tax paid or payable; and

     (b)  any exceptional or extraordinary profits, or losses,

         during the relevant financial year or financial half-year, as the case may be;

19.3     Grace Periods

         The Parent shall not be in breach of any of its obligations pursuant to any of the provisions of this Clause 19 (Financial Condition) concerning the financial condition of the Group unless the financial condition of the Group fails to satisfy the relevant provisions of Clause Clauses 19.1.1 to 19.1.6 for more than 14 consecutive days or, in the case of Clause 19.1.7, the Parent fails to remedy the breach within 28 days of notice from the Bank of the same.

19.4     Expert Consultation

         In the event that the Parent shall prepare its consolidated financial statements for any financial year on a basis which is not consistent with the accounting principles used in the consolidated financial statements for the financial year ended 31st December 1999 then the Parent and the Bank shall negotiate in good faith with a view to agreeing such changes to the provisions of Clause 19.1 (Financial Condition) (if any) as shall be necessary fairly to reflect such change. If, within sixty (60) days of such negotiation being commenced, no agreement is reached between the Parent (acting reasonably) and the Bank as to the necessary changes (if any) to be made to the provisions of Clause

         19.1 (Financial Condition), then either the Parent or the Bank may request the senior partner in the auditors of the Parent in the United Kingdom to appoint a partner in the auditors of the Parent (other than a partner involved in the auditing of the financial statements of the Parent or any member of the Group) to act as an expert in determining any such changes as may be required, and the decision of the auditors in this regard shall, in the absence of manifest error, be final and binding upon all the parties.

20.      COVENANTS

20.1     Covenants in respect of the Borrowers

         Each of the Borrowers shall:

         20.1.1 obtain, comply with the terms of and do all that is reasonably necessary to maintain in full force and effect all authorisations, approvals, licences and consents required to be obtained by it in or by the laws and regulations of its jurisdiction of incorporation to enable it lawfully to enter into and perform its obligations under this Agreement or to ensure the legality, validity, enforceability or admissibility in evidence in its jurisdiction of incorporation of this Agreement and pay all taxes within any period allowed for payment of the same (other than any taxes which are being contested in good faith);

         20.1.2 promptly after it becomes aware of the same inform the Bank of the occurrence of any event which is or would become (with the passage of time, the giving of notice, the making of any determination hereunder or any combination thereof) an Event of Default and, upon receipt of a written request to that effect from the Bank, confirm to the Bank that, save as previously notified to the Bank or as notified in such confirmation, no such event has occurred;

         20.1.3 (disregarding purchases made in the ordinary course of business and without prejudice to Clause 20.2.5) promptly notify the Bank of any material acquisition made by any member of the Group and the consideration payable in respect of such acquisition; and

         20.1.4 ensure that at all times the claims of the Bank against it under this Agreement rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors save those whose claims are preferred by any bankruptcy, insolvency, liquidation or other similar laws of general application.

20.2     Covenants in respect of the Borrowers, Guarantors and the Group

         Each of the Borrowers shall ensure that neither it nor, (in the case of Clause 20.2.1) any of the Guarantors shall or, (in the case of Clauses 20.2.2, 20.2.3, 20.2.4 and 20.2.5) any member of the Group shall, without the prior written consent of the Bank (such consent not to be unreasonably withheld in the case of Clauses 20.2.2, 20.2.3 or

         20.2.4) but so that the Bank shall be entitled to withhold its consent to any indebtedness which would rank in priority to the claims of the Bank hereunder:

         20.2.1 incur any further additional indebtedness in respect of borrowings other than (a) borrowings the repayment of which is expressed to be subordinated to the repayment of amounts owing hereunder on terms approved by the Bank (such approval not to be unreasonably withheld or delayed), (b) indebtedness owed to a Guarantor or any Borrower, (c) indebtedness in a principal amount not exceeding 10 per cent. of Available Group Net Assets owed to a member of the Group which is not a Guarantor,
                  (d) any other borrowings incurred for the primary purpose of funding the creation or a redemption of units in unit trusts or of shares in open ended investment schemes, provided that the aggregate principal amount of such borrowings does not exceed(pound)12,500,000 (or its equivalent in other currencies) at any time and provided that each individual borrowing is not outstanding for a period of more than seven days and (e) lease, hire purchase or conditional sale or other like agreements not exceeding(pound)500,000 (or its equivalent in other currencies) at any one time entered into in the ordinary course of business;

         20.2.2 create or permit to subsist any Encumbrance over all or any of its present or future revenues or assets other than a Permitted Encumbrance;

         20.2.3 (disregarding sales of stock in trade in the ordinary course of business) sell, transfer or otherwise dispose of the whole or a material part of its property or assets the book value of which is more than 20 per cent. of the book value of the whole;

         20.2.4 make any material change to the nature of the business of the Group (taken as a whole); or

         20.2.5 acquire any assets or business or make any investment during the term of this Agreement for an aggregate consideration in moneys or moneys worth exceeding $100,000,000.

21.      EVENTS OF DEFAULT

         Each of Clause 21.1 (Failure to Pay) to Clause 21.16 (Material Adverse Change) describes circumstances which constitute an Event of Default for the purposes of this Agreement.

21.1     Failure to Pay

         Any Borrower fails to pay any sum due from it hereunder at the time, in the currency and in the manner specified herein and such failure continues for three Business Days after notice from the Bank notifying it that such sums has not been received.

21.2     Misrepresentation

         Any representation or statement made or deemed to be made by an Obligor in this Agreement or in any guarantee of this Agreement, notice or other document, certificate or statement delivered by it pursuant hereto or in connection herewith is or proves to have been incorrect or misleading in any material respect when made or deemed to be made.

21.3     Specific Covenants

         Subject to this Agreement, any Obligor fails duly to perform or comply with any of the obligations expressed to be assumed by it in Clause 18 (Financial Information) or Clause 20 (Covenants).

21.4     Financial Condition

         Subject to this Agreement, at any time any of the requirements of Clause 19.1 (Financial Condition) is not satisfied.

21.5     Other Obligations

         Any Obligor fails duly to perform or comply with any other obligation expressed to be assumed by it in this Agreement or in any guarantee of this Agreement and such failure, if capable of remedy, is not remedied within ten (10) days after the Bank has given notice thereof to such Obligor.

21.6     Cross Default

         Any indebtedness of any member of the Group is not paid when due, any indebtedness of any member of the Group is declared to be or otherwise becomes due and payable prior to its specified maturity, any commitment for any indebtedness of any member of any member of the Group is cancelled or suspended by a creditor of any member of the Group or any creditor of any member of the Group becomes entitled to declare any indebtedness of any member of the Group due and payable prior to its specified maturity, provided that it shall not constitute an Event of Default if the aggregate amount (or its equivalent in other currencies) of all such indebtedness is less than (pound)1,000,000.

21.7     Insolvency and Rescheduling

         Any Obligor is unable to pay its debts as they fall due, commences negotiations with any one or more of its creditors with a view to the general readjustment or rescheduling of its indebtedness or makes a general assignment for the benefit of or a composition with its creditors.

21.8     Winding-up

         A petition is presented (and is not withdrawn within 21 days) unless the Parent demonstrates to the reasonable satisfaction of the Bank that such petition is not a bona fide petition or an order for a competent court is made or an effective resolution is passed for the winding-up or dissolution of or for the appointment of an administrator in respect of any Obligor (other than for the purposes of a solvent amalgamation or reconstruction, the terms of which have been previously approved in writing by the Bank such approval not to be unreasonably withheld or delayed).

21.9     Execution or Distress of Assets

         An administrator, receiver, administrative receiver, trustee or similar officer is appointed of any Obligor or of all or any material part of its undertakings and assets.

21.10    Event or Proceeding

         There occurs in respect of any Obligor in any jurisdiction in which it operates or carries on a material part of its business any event or proceeding which is equivalent or analogous to the matters set out in Clauses 21.8 (Winding-up) or 21.9 (Execution or Distress of Assets) above.

21.11    Control of the Parent and Ownership of the Additional Borrowers

         Any person or group of connected persons (which does not have control at the date hereof) acquires control of the Parent or any Additional Borrower ceases to be a wholly owned subsidiary of the Parent.

21.12    Failure to Comply with Final Judgment

         Any member of the Group fails to comply with or pay any sum due from it under any final judgment or any final order made or given by any court of competent jurisdiction.

21.13    The Group's Business

         Any member of the Group ceases to carry on the business it carries on at the date hereof or enters into any unrelated business.

21.14    Repudiation

         An Obligor repudiates this Agreement or does or causes to be done any act or thing evidencing an intention to repudiate this Agreement.

21.15    Illegality

         At any time it is or becomes unlawful for an Obligor to perform or comply with any or all of its obligations hereunder or any of the obligations of an Obligor hereunder are not or cease to be legal, valid, binding and enforceable.

21.16    Material Adverse Change

         There is a Material Adverse Effect on the business or financial condition of the Group (taken as a whole) since the date of the then latest audited consolidated financial statements of the Group which give reasonable grounds in the opinion of the Bank to believe that any Borrower may not (or may be unable to) perform or comply with its obligations hereunder.

21.17    Acceleration and Cancellation

         Upon the occurrence of an Event of Default and at any time thereafter, whilst it is continuing, the Bank may by written notice to the Parent:

         21.17.1 declare all or any part of the Advances to be immediately due and payable (whereupon the same shall become so payable together with accrued interest thereon and any other sums then owed by the Parent hereunder) or declare all or any part of the Advances to be due and payable on demand of the Bank; and/or

         21.17.2 require the Parent to procure that the liabilities of the Bank under each Letter of Credit is promptly reduced to zero and/or provide Cash Collateral for each Letter of Credit in an amount specified by the Bank and in the currency of such Letter of Credit (whereupon the Parent shall do so); and/or

         21.17.3 declare that any unutilised portion of the Facility shall be cancelled, whereupon the same shall be cancelled and the Available Facility shall be reduced to zero.

21.18    Advances Due on Demand

         If, pursuant to Clause 21.17 (Acceleration and Cancellation), the Bank declares all or any part of the Advances to be due and payable on demand of the Bank, then, and at any time thereafter, the Bank may by written notice to the Parent:

         21.18.1 require repayment of all or such part of the Advances on such date as it may specify in such notice (whereupon the same shall become due and payable on the date specified together with accrued interest thereon and any other sums then owed by the Parent hereunder) or withdraw its declaration with effect from such date as it may specify in such notice; and/or

         21.18.2 select as the duration of any Interest Period which begins whilst such declaration remains in effect a period of six (6) months or less; and or

         21.18.3 call for cash cover in respect of any Letters of Credit for which the Bank has not received reimbursement on such date as it may specify in such notice (whereupon the same shall become due and payable on such date).

22.      COMMITMENT COMMISSION AND FEES

22.1     Commitment Commission

         The Parent shall pay to the Bank a commitment commission on the amount of the Available Facility from day to day during the period beginning on the date hereof and ending on the relevant Repayment Date, such commitment commission to be calculated at the rate of 0.375 per cent. per annum on the undrawn portion and payable in arrear on the last day of each successive period of three months which ends during such period and on such Repayment Date.

22.2     Arrangement Fee

         The Parent shall pay the following arrangement fees to the Bank:

         22.2.1 $75,000 to be paid within thirty (30) days of the date hereof (or, if earlier, on the date on which the first Advance is made hereunder); and

         22.2.2 if the option to extend is exercised in Clause 10.1 (Repayment and Extension Option) , $37,500 to be paid within thirty (30) days of the date on which the extension is granted pursuant to Clause 10.2 (Consent to Request for Extension).

23.      COSTS AND EXPENSES

23.1     Transaction Expenses

         The Parent shall, from time to time on demand of the Bank, reimburse the Bank for all reasonable costs and expenses (including legal fees) together with any VAT thereon properly incurred by it in connection with the negotiation, preparation and execution of this Agreement, any guarantee of this Agreement or any other document referred to in this Agreement and the completion of the transactions herein contemplated.

23.2     Preservation and Enforcement of Rights

         The Parent shall, from time to time on demand of the Bank, reimburse the Bank for all reasonable costs and expenses (including legal fees) together with any VAT thereon incurred in or in connection with the preservation and/or enforcement of any of the rights of the Bank under this Agreement and any other document referred to in this Agreement (including, without limitation, any costs and expenses relating to any investigation as to whether or not an Event of Default might have occurred or is likely to occur or any steps necessary or desirable in connection with any proposal for remedying or otherwise resolving an Event of Default).

23.3     Stamp Taxes

         The Parent shall pay all United Kingdom or Jersey stamp, registration and other taxes to which this Agreement, any guarantee of this Agreement, any other document referred to in this Agreement or any judgment given in connection therewith is or at any time may be subject and shall, from time to time on demand of the Bank, indemnify the Bank against any liabilities, costs, claims and expenses resulting from any failure to pay or any delay by the Parent in paying any such tax.

23.4     Amendment Costs

         If an Obligor requests any amendment, waiver or consent then the Parent shall, within five Business Days of demand by the Bank, reimburse the Bank for all costs and expenses (including legal fees) together with any VAT thereon incurred by such person in responding to or complying with such request.

24.      ADDITIONAL BORROWERS AND GUARANTORS

24.1     Accession of Borrowers

         The Parent may from time to time with the prior consent of the Bank (such consent not to be unreasonably withheld or delayed) designate any wholly-owned subsidiary of the Parent as an Additional Borrower for the purposes of the Facility in which event the Parent shall deliver or cause to be delivered to the Bank an Accession Agreement duly executed by the parties thereto together with all the Additional Borrower Conditions Precedent specified therein. This Agreement shall thereafter be read and construed as if each person which is a party to such Accession Agreement as a proposed Additional Borrower were a party hereto having all the same rights and obligations of a Borrower and all references to the "Borrowers" hereunder shall be construed accordingly.

24.2     Agreement to Accession of Borrowers

         On granting consent under Clause 24.1 (Accession of Borrowers) to an Additional Borrower, the Bank shall execute any Accession Agreement relating to the introduction of such an Additional Borrower.

24.3     Guarantors

         The Parent may from time to time designate any subsidiary of the Parent as a Guarantor and, upon the delivery to the Bank of the Guarantor Conditions Precedent in a form and substance satisfactory to it, such subsidiary shall be a Guarantor and all references to the "Guarantors" shall be construed accordingly.

24.4     Guarantor Conditions Precedent

         The following shall include the Guarantor Conditions Precedent:

         24.4.1 a guarantee in substantially the form provided by the existing Guarantors (with such changes in form as the Bank may reasonably require in the light of legal advice received by
                  it) guaranteeing amounts owing by the Parent and any Additional Borrower hereunder;

         24.4.2 a copy, certified as a true copy on behalf of such person of the Memorandum and Articles of Association (or equivalent) of such subsidiary;

         24.4.3 a copy, certified as a true copy on behalf of such person, of a Board Resolution of such person approving the execution, delivery and performance of the guarantee and the terms and conditions thereof and authorising a named person or persons to sign the same and any documents to be delivered by such person pursuant thereto;

         24.4.4 a certificate of a duly authorised officer of such person setting out the names and signatures of the persons authorised on behalf of such person by its Board Resolution referred to in Clause 24.4.3 above; and

         24.4.5 an opinion in such form as the Bank may reasonably require relating to the due execution of the guarantee addressed to the Bank by in-house counsel to the Parent such subsidiary shall be a Guarantor and all references to the "Guarantors" shall be construed accordingly.

24.5     Release of Guarantors

         The Parent may from time to time by not less than 30 days prior written notice to the Bank request that any Guarantor be released from its guarantee of amounts due hereunder and provided that:

         24.5.1 following such release the Guaranteeing Group Net Assets will not be less than 90 per cent. of Available Group Net Assets; and

         24.5.2 if such Guarantor is also a Borrower, there are no Advances made to that Borrower which are outstanding other than Advances repaid prior to such release the Bank will upon expiry of such notice release such Guarantor from its guarantee of amounts due hereunder and all references to the "Guarantors" shall be construed accordingly.

24.6     Authorisation

         Each of the then existing Additional Borrowers from time to time (the "Existing Additional Borrowers") authorises the Parent to designate proposed further Additional Borrowers and Guarantors and to request the release of Guarantors and to execute on behalf of any such Existing Additional Borrower an Accession Agreement relating to the introduction of the proposed Additional Borrower.

25.      guarantee and indemnity of the parent

25.1     Guarantee and Indemnity

         The Parent hereby:

         25.1.1 irrevocably and unconditionally guarantees to the Bank the proper and punctual performance by each Additional Borrower of its obligations under this Agreement and undertakes to pay to the Bank on demand all sums from time to time due and payable (but unpaid) by each Additional Borrower to the Bank under or pursuant to this Agreement; and


         25.1.2 irrevocably and unconditionally agrees as a separate, continuing and primary obligation to indemnify the Bank on demand by the Bank from and against all losses, claims or costs incurred or suffered by the Bank as a result of this Agreement or any of the obligations of any Additional Borrower hereunder being or becoming void, voidable or unenforceable for any reason whatsoever, whether or not known to the Bank.

25.2     Obligations not Discharged

         The liability of the Parent under this Clause 25 (Guarantee and Indemnity of the Parent) shall not be discharged, impaired or otherwise affected by:

         25.2.1 the winding-up, dissolution, administration or re-organisation of any Additional Borrower or any other person or any change in its status, function, control or ownership; or

         25.2.2 any of the obligations of any Additional Borrower or any other person hereunder or under any security taken in respect of any of its obligations hereunder being or becoming illegal, invalid, unenforceable or ineffective in any respect; or

         25.2.3 any failure on the part of the Bank (whether intentional or not) to take, perfect or realise any guarantee or security agreed to be taken in relation to this Agreement; or

         25.2.4 any time or other indulgence given or agreed to be given to, or any composition or other arrangement made with or accepted from (a) any Additional Borrower in respect of its obligations hereunder or (b) any person in respect of obligations under any guarantee or security relating to this Agreement; or

         25.2.5 any amendment to this Agreement or any such guarantee or security; or

         25.2.6 any release, discharge or exchange of any such guarantee or security; or

         25.2.7 any other act, event or omission which but for this provision would or might operate to impair or discharge its liability hereunder.

25.3     Continuing Obligations

         The obligations of the Parent under this Clause 25 (Guarantee and Indemnity of the Parent) shall constitute and be continuing obligations notwithstanding any settlement of account or other matter or thing whatsoever and shall not be considered satisfied by any intermediate payment or satisfaction of all or any of the obligations of any Additional Borrower under this Agreement and shall continue in full force and effect until payment in full of all amounts owing by each Additional Borrower hereunder.

25.4     Additional Security

         The obligations of the Parent under this Clause 25 (Guarantee and Indemnity of the Parent) are in addition to and not in substitution for any other guarantee or security which the Bank may now or hereafter hold for the obligations of any Additional Borrower hereunder and may be enforced without the Bank first having recourse to any such guarantee or security and without the Bank first taking any steps or proceedings against any Additional Borrower.

25.5     Deferral of Guarantor's Rights

         So long as the Parent remains under any actual or contingent liability under this 25 (Guarantee and Indemnity of the Parent), the Parent shall not exercise any rights it might have by reason of performance by the Parent of its obligations hereunder:

         25.5.1   to be indemnified by any Additional Borrower; and/or

         25.5.2 to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Bank under this Agreement or of any other guarantee or security taken pursuant to, or in connection with this Agreement; and/or

         25.5.3   to prove in a  liquidation  or  winding-up  of any  Additional
                  Borrower  in   competition   with  the  Bank  for  any  amount
                  whatsoever  owing  to the  Bank  under  this  Agreement.

25.6     Discharge by Bank

         Any discharge given by the Bank to the Parent in respect of its obligations under this Clause 25 (Guarantee and Indemnity of the Parent) or any other agreement reached in relation hereto shall be, and be deemed always to have been, void if any act on the faith of which that discharge was given or that agreement was entered into is subsequently avoided by or in pursuance of any provision of law.

25.7     Payments

         All amounts payable by the Parent pursuant to this Clause 25 (Guarantee and Indemnity of the Parent) shall be made in full without any deduction or withholding whatsoever by the Parent (whether in respect of set-off, counterclaim, duties, taxes, charges or otherwise) unless such deduction or withholding is required by law, in which event the Parent shall ensure that the deduction or withholding does not exceed the minimum amount legally required and shall pay to the Bank such additional amounts so that the net amount received by the Bank will equal the full amount which would have been received by the Bank had no such deduction or withholding been made provided that, notwithstanding this Clause 25.7 and Clauses 10.2 (Section 349 Bank Exception), 12.3 (Section 349 Bank Representation) and 12.4 (Reimbursement of Obligor) shall apply mutatis mutandis in respect of amounts payable by the Parent under this Clause 25 (Guarantee and Indemnity of the Parent), but so that all references thereunder to a Borrower shall be deemed to be a reference to the Parent for the purposes of this Clause 25 (Guarantee and Indemnity of the Parent).

25.8     Bank Certificate

         A certificate signed by an official of the Bank as to any amount due to the Bank pursuant to this Clause 25 (Guarantee and Indemnity of the Parent) shall be conclusive evidence save in the case of manifest error or on any question of law.

25.9     Remedies and Waiver

         The Bank's rights under this Clause 25 (Guarantee and Indemnity of the Parent) are cumulative, may be exercised as often as considered appropriate and are in addition to rights under the general law. Such rights (whether arising hereunder or under the general law) shall not be capable of being waived or varied otherwise than by an express waiver or variation in writing and in particular any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right; any defective or partial exercise of any of such rights shall not preclude any other or further exercise of that or any other such right and no act or course of conduct or negotiation on the part of the Bank shall preclude them from exercising any such right or constitute a suspension or variation of any such right.

25.10    Suspense Accounts

         All moneys received, recovered or realised by the Bank by virtue of Clause 25.1 (Guarantee and Indemnity) may, in the Bank's discretion, be credited to a suspense or impersonal account and may be held in such account for so long as the Bank thinks fit pending the application from time to time (as the Bank may think fit) of such moneys in or towards the payment and discharge of any amounts owing (the "Outstanding Amounts") by any of the Additional Borrowers to the Bank hereunder. The rate of interest applicable to any amount standing to the credit of such suspense or impersonal account shall be the rate per annum which is equal to the rate per annum for the time being in respect of the Outstanding Amounts. The Bank shall on the last day of each Interest Period in respect of the Outstanding Amounts apply the amount of interest for the time being accrued on such suspense or impersonal account in or towards payment of interest due to the Bank on each such day under this Agreement.

26.      DEFAULT INTEREST AND BREAK COSTS

26.1     Default Interest Periods

         If any sum due and payable by an Obligor hereunder is not paid on the due date therefor in accordance with Clause 29 (Payments) or if any sum due and payable by an Obligor under any judgment of any court in connection herewith is not paid on the date of such judgment, the period beginning on such due date or, as the case may be, the date of such judgment and ending on the date upon which the obligation of such Obligor to pay such sum is discharged shall be divided into successive periods, each of which (other than the first) shall start on the last day of the preceding such period and the duration of each of which shall be selected by the Bank.

26.2     Default Interest

         During each  period  relating to an Unpaid Sum as referred to in Clause
         26.1 (Default Interest Periods), an Unpaid Sum shall bear interest at the rate per annum which is the sum from time to time of one per cent. per annum , in the case of an Advance denominated in dollars the Margin at such time and LIBOR on the Quotation Date therefor, and in the case of an Advance denominated in sterling, the Mandatory Cost Rate, the Margin at such time and LIBOR on the Quotation Date therefor provided that:

         26.2.1 if, for any such Interest Period, LIBOR cannot be determined, the rate of interest applicable to such Unpaid Sum shall be the rate per annum which is the sum of one per cent., the Mandatory Cost Rate (in the case of an Advance denominated in sterling), the Margin at such time and the rate per annum equal to the cost to the Bank of funding such Unpaid Sum for such period from whatever sources as it may select;

         26.2.2 if such Unpaid Sum relates to all or part of an Advance which became due and payable on a day other than the last day of an Interest Period relating thereto, the first such period applicable to such Unpaid Sum shall be of a duration equal to the unexpired portion of that Interest Period relating to that Advance; and

         26.2.3 the rate of interest applicable to such Unpaid Sum during such period shall be that which exceeds by one per cent. the rate which would have been applicable to it had it not so fallen due.

26.3     Payment of Default Interest

         Any interest which shall have accrued under Clause 26.2 (Default Interest) in respect of an Unpaid Sum shall be due and payable and shall be paid by the Obligor owing such Unpaid Sum on the last day of the period by reference to which it is calculated as notified by the Parent to the Bank.

26.4     Break Costs

         If the Bank receives or recovers all or any part of an Advance otherwise than on the last day of an Interest Period relating to that Advance or such part thereof (except pursuant to Clause 15 (Illegality), the relevant Borrower shall pay to the Bank on demand an amount equal to the amount (if any) by which (a) the additional interest which would have been payable on the amount so received or recovered had it been received or recovered on the last day of that Interest Period exceeds (b) the amount of interest which would have been payable to the Bank on the last day of Interest Period in respect of a deposit in the currency in which such Advance or part thereof is denominated equal to the amount so received or recovered placed by it with a prime bank in London for a period starting on the date of such receipt or recovery and ending on the last day of that Interest Period.


27.      BORROWER'S INDEMNITIES

27.1     Parent's Indemnity

         The Parent undertakes to indemnify the Bank against:

         27.1.1 any reasonable cost, claim, loss, expense (including legal fees) or liability together with any VAT thereon, which it may sustain or incur as a consequence of the occurrence of any Event of Default or any default by the Parent in the performance of any of the obligations expressed to be assumed by it in this Agreement;

         27.1.2 any cost or loss it may suffer or incur as a result of its entering into, or performing, any foreign exchange contract for the purposes of Clause 4 (Multicurrency Option);

         27.1.3 any cost or loss it may suffer or incur as a result of its funding or making arrangements to fund an Advance or its issuing or making arrangements to issue a Letter of Credit requested by the Parent but not made or issued by reason of the operation of any one or more of the provisions hereof; and

         27.1.4 any loss it may suffer or incur as a result of any change to the Interest Period or the currency of any Advance as a result of the operation of this Agreement;

         27.1.5 any sum paid or due and payable by the Bank in connection with such Letter of Credit; and

         27.1.6 all liabilities, costs (including, without limitation, any costs incurred in funding any amount which falls due from such Bank in connection with such Letter of Credit), claims, losses and expenses which such Bank may at any time incur or sustain in connection with any Letter of Credit.

27.2     Currency Indemnity


         If any sum (a "Sum") due from an Obligor under this Agreement or any order, judgment award or decision given or made in relation hereto has to be converted from the currency (the "First Currency") in which such Sum is payable into another currency (the "Second Currency") for the purpose of:

         27.2.1   making or filing a claim or proof against such Obligor; or

         27.2.2 obtaining or enforcing an order, judgment in any court or other tribunal,

         the relevant Obligor shall indemnify and hold harmless each of the persons to whom such Sum is due from and against any loss suffered or incurred as a result of any discrepancy between (a) the rate of exchange used for such purpose to convert such Sum from the First Currency into the Second Currency and (b) the rate or rates of exchange at which such person may in the ordinary course of business purchase the First Currency with the Second Currency upon receipt of a Sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof.

28.      CURRENCY OF ACCOUNT AND PAYMENT

28.1 The dollar is the currency of account and payment for each and every sum at any time due from an Obligor hereunder, provided that:

         28.1.1 each repayment of an Advance or Unpaid Sum or a part thereof shall be made in the currency in which such Advance or Unpaid Sum is denominated at the time of that repayment;

         28.1.2 each payment in respect of a Letter of Credit (including any Cash Collateral in respect of a Letter of Credit) shall be made in the currency in which such Letter of Credit is denominated;

         28.1.3 each payment of interest shall be made in the currency in which the sum in respect of which such interest is payable is denominated;

         28.1.4 each payment in respect of costs and expenses shall be made in the currency in which the same were incurred;

         28.1.5 each payment pursuant to Clause 14.1 (Increased Costs) or Clause 25.1 (Guarantee and Indemnity of the Parent) shall be made in the currency specified by the Bank; and

         28.1.6 any amount expressed to be payable in a currency other than dollars shall be paid in that other currency.

28.2 The Bank may (acting reasonably) amend this Agreement to the extent that it considers to be required in order to reflect the circumstances set out below if any of the following events occur:

         28.2.1 any currency in which any of the obligations under the Facility and this Agreement are denominated from time to time is changed or replaced at any time after the date of this Agreement (whether as a result of the introduction of, changeover to or operation of a single or unified European currency or otherwise); and/or

         28.2.2 any price source for the euro or the national currency of any member state is eliminated or replaced; and/or

         28.2.3   any  market   conventions   relating  to  the  fixing   and/or
                  calculation of interest are changed or replaced.

28.3 If after the date of this Agreement a member state becomes a Subsequent Participant, all obligations under this Agreement (including any obligation in respect of any Bank's Available Facility) to make a payment in its national currency unit shall be redenominated into the euro unit on the date on which it becomes a Subsequent Participant (but otherwise in accordance with EMU Legislation).

29.      PAYMENTS

29.1     Payments to the Bank

        On each date on which this Agreement requires an amount to be paid by any Borrower, such Borrower shall make the same available to the Bank for account of the Facility Office by payment in immediately available, freely transferable, cleared funds (or if such amount is denominated in dollars in same day dollar funds, or such other funds as may be customary in New York City for the settlement in New York City of international banking transactions in dollars) to such account of the Bank as the Bank shall from time to time have specified for this purpose.

29.2     Payments by the Bank

         29.2.1 On each date on which this Agreement requires an amount to be paid by the Bank to any Borrower hereunder, the Bank shall make the same available to the Borrower by payment in immediately available, freely transferable, cleared funds (or if such amount is denominated in dollars in same day dollar funds, or such other funds as may be customary in New York City for the settlement in New York City of international banking transactions in dollars) to such account of such Borrower as such Borrower shall from time to time have specified for this purpose.

         29.2.2 A payment will be deemed to have been made by the Bank on the date on which it is required to be made under this Agreement if the Bank has, on or before that date, taken steps to make that payment in accordance with the regulations or operating procedures of the clearing system used by the Bank in order to make the payment.

29.3     Alternative Payment Arrangements

         If, at any time, it shall become impracticable (by reason of any action of any governmental authority or any change in law or any similar event) for the Parent to make any payments in the manner specified in Clause 29.1 (Payments to the Bank), then the Parent may agree with the Bank alternative arrangements for such payments to be made, provided that, in the absence of any such agreement, the Parent shall be obliged to make all payments due to the Bank in the manner specified herein.

29.4     No Set-off

         All payments required to be made by an Obligor hereunder shall be calculated without reference to any set-off or counterclaim and shall be made free and clear of and without any deduction for or on account of any set-off or counterclaim.

30.      SET-OFF

30.1     Contractual Set-off

         Each Obligor authorises the Bank to apply any credit balance to which such Obligor is entitled on any account of such Obligor with the Bank in satisfaction of any sum due and payable from such Obligor to the Bank hereunder but unpaid. For this purpose, the Bank is authorised to purchase with the moneys standing to the credit of any such account such other currencies as may be necessary to effect such application.

30.2     Set-off not Mandatory

         The Bank shall not be obliged to exercise any right given to it by Clause 30.1 (Contractual Set-off).


31.      ASSIGNMENTS

31.1     Binding Agreement

         This Agreement shall be binding upon and enure to the benefit of each party hereto and its or any subsequent successors.

31.2     No Assignments and Transfers by the Obligors

         Save as otherwise provided herein, no Obligor shall be entitled to assign or transfer all or any of its rights, benefits and obligations hereunder.

31.3     Assignments by the Bank

         31.3.1 The Bank may, at any time, assign or grant sub-participations in respect of all or any of its rights and benefits hereunder.

         31.3.2 The consent of the Parent is required for an assignment by the Bank unless the assignment is to any subsidiary or holding company (or to any subsidiary of any holding company) of the Bank.

         31.3.3 The Parent's consent must not be (a) unreasonably delayed or withheld or (b) withheld solely because the assignment or transfer may result in an increase to the Mandatory Cost Rate.

31.4     Disclosure of Information

         31.4.1 The Bank may not disclose to any actual or potential assignee, sub-participant or to any person who may otherwise enter into contractual relations with the Bank in relation to this Agreement any information about the Group which has been supplied pursuant hereto except with the prior written consent of the Parent (such approval not to be unreasonably withheld or delayed), unless such information is in the public domain (otherwise than as a result of a default by the Bank) or unless such disclosure is required by law or by any government or any governmental, quasi-governmental, supra national or trade agency, statutory or regulatory body or any Court.

         31.4.2 The Bank undertakes that it will not disclose information about the Group to any person except as is expressly permitted hereunder and that prior to disclosing any information it will, in any event, obtain from the person to whom the information is to be disclosed an undertaking not to further disclose that information except as permitted under this Clause 31 (Assignments) (including the obtaining of a like undertaking from any person to whom it might disclose information).

32.      CALCULATIONS AND EVIDENCE OF DEBT

32.1     Basis of Accrual

         Any interest, letter of credit commission, commitment commission or fee accruing hereunder will accrue from day to day and is calculated on the basis of a year of 360 days (or, in the case of any Advance or Letter of Credit denominated in sterling, 365 days and the actual number of days elapsed) or, in any case where market practice differs, in accordance with market practice.

32.2     Proportionate Reductions

         Any repayment of an Advance denominated in an Optional Currency shall reduce the amount of such Advance by the amount of such Optional Currency repaid and shall reduce the Dollar Amount of such Advance proportionately.

32.3     Evidence of Debt

         The Bank shall maintain in accordance with its usual practice accounts evidencing the amounts from time to time lent by and owing to it hereunder. In any legal action or proceeding arising out of or in connection with this Agreement, the entries made in such accounts shall be prima facie evidence of the existence and amounts of the specified obligations of the Obligors.

32.4     Rounding and Other Consequential Changes

         32.4.1 Without prejudice and in addition to any method of conversion or rounding prescribed by any EMU Legislation and without prejudice to (a) the liabilities for indebtedness of the Parent to the Bank under or pursuant to this Agreement or (b) the Available Facility, any reference in this Agreement to a minimum amount (or an integral multiple thereof) in a national currency of a Subsequent Participant to be paid to or by the Bank shall, immediately upon it becoming a Subsequent Participant, be placed by a reference to such reasonably comparable and convenient amount (or an integral multiple thereof) in the euro unit as the Bank may specify.

         32.4.2 Save as expressly provided in this Clause 32.4 (Rounding and Other Consequential Changes), this Agreement shall be subject to such reasonable changes of construction as the Bank may at the relevant time specify to be appropriate to reflect the adoption of the euro in any Participating Member State and any relevant market conventions and practices relating to the euro.

32.5     Certificates of the Bank

         A certificate of the Bank as to (a) the amount by which a sum payable to it hereunder is to be increased under Clause 12.1 (Tax Gross-up) or
         (b) the amount for the time being required to indemnify it against any such cost, payment or liability as is mentioned in Clause 25.1 (Guarantee and Indemnity) or (c) Clause 14.1 (Increased Costs) or (d) the amount paid by the Bank in respect of any Letter of Credit, shall, in the absence of manifest error, be prima facie evidence of the existence and amounts of the specified obligations of the Obligors.

33.      REMEDIES AND WAIVERS, PARTIAL INVALIDITY

33.1     Remedies and Waivers

         No failure to exercise, nor any delay in exercising, on the part of the Bank, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

33.2     Partial Invalidity

         If, at any time, any provision hereof is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions hereof nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

34.      NOTICES

34.1     Communications in Writing

         Each communication to be made hereunder shall be made in writing and, unless otherwise stated, shall be made by fax or letter.

34.2     Delivery

         Any communication or document to be made or delivered by one person to another pursuant to this Agreement shall:

         34.2.1 if by way of fax (unless that other person has by five days' notice specified another number) be made to such other person to the fax number identified with its signature below and shall be deemed to have been received when transmission has been completed; and

         34.2.2 if by way of letter (unless that other person has by five days' notice specified another address) be delivered to that other person at the address identified with its signature below and shall be deemed to have been delivered when left at that address or, as the case may be, two days after being deposited in the post postage prepaid in an envelope addressed to it at that address, provided that any communication or document to be made or delivered to the Bank shall be effective only when received by its Corporate Banking division and then only if the same is expressly marked for the attention of the department or officer identified with the Bank's signature below (or such other department or officer as the Bank shall from time to time specify for this purpose).

34.3     Communication by Additional Borrowers

         Any communication or document to be made or delivered to or by the Additional Borrowers or any of them shall be made or delivered to or by the Parent on behalf of all or any of them and each Additional Borrower irrevocably and unconditionally appoints the Parent as its agent:

         34.3.1 for it and on its behalf to issue and receive communications or documents to be made or delivered to or by it hereunder including, without limitation, in respect of any Utilisation Request, selection of any Interest Period, designation of any proposed Additional Borrower, designation or release of any Guarantor or prepayment of any Advance; and

         34.3.2   to  agree  any  amendment  to,  variation  or  waiver  of this
                  Agreement including, without limitation, entering into any Accession Agreement and negotiating and agreeing any substitute basis for the calculation of interest hereunder,

         and each Additional Borrower acknowledges that any action taken or agreement made by the Parent whatsoever on behalf of such Additional Borrower in relation to this Agreement shall be binding on that Additional Borrower.

34.4     English Language

         Each communication and document made or delivered by one party to another pursuant to this Agreement shall be in the English language or accompanied by a translation thereof into English certified (by an officer of the person making or delivering the same) as being a true and accurate translation thereof.

35.      GOVERNING LAW

         This Agreement shall be governed by, and construed in accordance with, English law.

36.      JURISDICTION

36.1     English Courts

         Each of the parties hereto irrevocably agrees for the benefit of the Bank that the courts of England shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement (respectively "Proceedings" and "Disputes") and, for such purposes, irrevocably submits to the jurisdiction of such courts.

36.2     New York Courts

         Each of the Borrowers irrevocably agrees that the courts of the State of New York and the courts of the United States of America, in each case sitting in the County of New York, shall have jurisdiction to hear and determine any Proceedings and to settle any Disputes and, for such purposes, irrevocably submits to the jurisdiction of such courts.


36.3     Convenient Forum

         Each of the Borrowers irrevocably waives any objection which it might now or hereafter have to the courts referred to in Clause 36.1 (English Courts) and Clause 36.2 (New York Courts) being nominated as the forum to hear and determine any Proceedings and to settle any Disputes and agrees not to claim that any such court is not a convenient or appropriate forum.

36.4     Service of Process

         The Parent and each Additional Borrower agrees that the process by which any Proceedings are begun may be served on it by being delivered
         (i) in connection with
         any Proceedings in England, to Clifford Chance Secretaries Limited at 200 Aldersgate Street, London EC1A 4JJ or its other registered office for the time being and (ii) in connection with any Proceedings in New York, to Nazareth Century Corporation at 350 Fifth Avenue, Suite 4210, New York, NY 10118. If the appointment of either of the persons mentioned in this Clause 36.4 ceases to be effective in respect of the Parent or any Additional Borrower, the Parent or such Additional Borrower shall immediately appoint a further person in England or, as the case may be, New York to accept service of process on its behalf in England or, as the case may be, New York and, failing such appointment within 15 days, the Bank shall be entitled to appoint such a person by notice to the Parent or such Additional Borrower. Nothing contained herein shall affect the right to serve process in any other manner permitted by law.

         No Limitation on Proceedings

         The submission to the  jurisdiction of the courts referred to in Clause
         36.1 (English Courts) and Clause 36.2 (New York Courts) shall not (and shall not be construed so as to) limit the right of the Bank to take Proceedings against the Parent or any Additional Borrower in any other court of competent jurisdiction nor shall the taking of Proceedings in any one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not) if and to the extent permitted by applicable law.


AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first before written.

                                   SCHEDULE 1


                                 THE GUARANTORS

Name                                        Jurisdiction of Incorporation
----                                        -----------------------------
London Pacific Group Limited                Jersey, Channel Islands

Berkeley International Capital Corporation  California, United States of America

Berkeley International Capital Limited      Guernsey, Channel Islands

North American Fiduciary Dervices, Inc.     California, United States of America

Berkeley (USA) Holdings Limited             California, United States of America

                                   SCHEDULE 2




                              CONDITIONS PRECEDENT

1.       In relation to the Parent and each Guarantor listed in Schedule 1:

         (a) a copy, certified a true copy by a duly Authorised Signatory of such person of the Memorandum and Articles of Association (or equivalent) of such person ;

         (b) a copy, certified as a true copy on behalf of such person, of a Board Resolution of such person approving the execution, delivery and performance of (in the case of the Parent and each Additional Borrower) this Agreement and the terms and conditions hereof (and, in the case of each Guarantor) its guarantee of the obligations of the Parent and each Additional Borrower under this Agreement and the terms and conditions thereof and authorising a named person or persons to sign the same and any documents to be delivered by such person pursuant hereto or thereto; and

         (c) a certificate of a duly Authorised Signatory of such person setting out the names and signatures of the persons authorised on behalf of such person by its Board Resolution referred to in (b) above.

2.       In relation to each Guarantor a guarantee in the form as set out in the
         Schedule 8 (Form of Guarantee) .

3. An opinion relating to the due execution by a non-UK Guarantor of any guarantee referred to in paragraph 2 above addressed to the Bank in a form acceptable to the Bank (whose acceptance will not be unreasonably withheld or delayed) by external legal counsel appointed by the relevant Guarantor.

4. An opinion from Clifford Chance addressed to the Bank concerning the validity of the Facility Agreement and the guarantees.

5. A schedule of current borrowings and Encumbrances of the Group as at the end of the month in which this Agreement is signed (which schedule shall be used to identify current borrowings and Encumbrances for the purposes of Clauses 20.2.1 and 20.2.2)).

6. A copy, certified a true copy by a duly authorised officer of the Parent of:

         (a) the audited consolidated financial statements of the Group for its financial year ended 31 December 1999; and

         (b) the audited financial statements of each Additional Borrower and Guarantor for its financial year ended 31 December 1999.

7. Evidence that Clifford Chance Secretaries Limited has agreed to act as agent of the Parent and each Additional Borrower for the service of process in England and that Nazareth Century Corporation has agreed to act as agent of the Parent and each Additional Borrower for the service of process in New York.

                                   SCHEDULE 3


                               UTILISATION REQUEST

From:    London Pacific Group Limited

To:      The Governor and Company of the Bank of Scotland

Dated:

Dear Sirs,

1. We refer to the agreement (the "Facility Agreement") dated 2 May 2000 and made between ourselves as and yourselves as lender. Terms defined in the Facility Agreement shall have the same meaning in this notice.

2.       This notice is irrevocable.

3. We hereby give you notice that, pursuant to the Facility Agreement and on [date of proposed Advance], [we/or [Name of Additional Borrower] wish[es] the Bank to make an Advance/issue a Letter of Credit having an Original Dollar Amount of $][ ] upon the terms and subject to the conditions contained therein.

4. We confirm that following utilisation of the Advance we will remain in compliance with the covenant contained in Clause 20.2.5.

5. We would like this Advance to be denominated in [currency] and to have a first Interest Period of [ ] months' duration*./[We would like this Advance to be divided upon the making thereof into [ ] Advances as follows:

                                                             [Duration of First
        Original Dollar Amount              Currency          Interest Period]*

6. We confirm that, at the date hereof, no Event of Default or Potential Event of Default has occurred which is continuing and has not been waived nor would result from the making of this Advance/issue of this Letter of Credit and the Repeated Representations are true in all material respects.

7. The proceeds of the utilisation should be credited to [insert account details].

                                Yours faithfully
                          .............................
                              Authorised Signatory
                              for and on behalf of
                          LONDON PACIFIC GROUP LIMITED
-----------------------------------------------------------------------------

         * Insert only if there are no outstanding Advances denominated in the currency of the utilisation

                                   SCHEDULE 4


                              EXISTING ENCUMBRANCES

      Guarantees and Letters of Credit Related to U.S.$50,000,000 Facility
                   (Facility Agreement dated 26 October 1996)

------------------------------------------- --------------------- -------------------- ---------------------
              Group Company                      Instrument        Issued in Favour           Amount ($)
------------------------------------------- --------------------- -------------------- ---------------------
------------------------------------------- --------------------- -------------------- ---------------------
Berkeley International Capital Limited      Letter of Credit      Selle Italia         150,000.00
------------------------------------------- --------------------- -------------------- ---------------------
------------------------------------------- --------------------- -------------------- ---------------------
Berkeley International Capital Limited      Bank Guarantee        Credito Italiano     64,438.64
------------------------------------------- --------------------- -------------------- ---------------------
------------------------------------------- --------------------- -------------------- ---------------------
Berkeley International Capital Limited      Bank Guarantee        Credito Italiano     30,710.00
------------------------------------------- --------------------- -------------------- ---------------------
------------------------------------------- --------------------- -------------------- ---------------------
Berkeley International Capital Limited      Letter of Credit      Acumin               103,479.50
------------------------------------------- --------------------- -------------------- ---------------------
------------------------------------------- --------------------- -------------------- ---------------------
Berkeley International Capital Limited      Letter of Credit      Acumin               179,655.00
------------------------------------------- --------------------- -------------------- ---------------------
------------------------------------------- --------------------- -------------------- ---------------------
Berkeley International Capital Limited      Letter of Credit      Acumin               125,099.75
------------------------------------------- --------------------- -------------------- ---------------------
------------------------------------------- --------------------- -------------------- ---------------------
Berkeley International Capital Limited      Letter of Credit      Acumin               262,162.20
------------------------------------------- --------------------- -------------------- ---------------------
------------------------------------------- --------------------- -------------------- ---------------------
Berkeley International Capital Limited      Letter of Credit      GE Capital Bank      1,900,000.00
------------------------------------------- --------------------- -------------------- ---------------------
------------------------------------------- --------------------- -------------------- ---------------------
Berkeley International Capital Limited      Bank Guarantee        Furniture  Builders  9,612,666.02
                                                                  Ltd
------------------------------------------- --------------------- -------------------- ---------------------
------------------------------------------- --------------------- -------------------- ---------------------
                                                                  Total                12,428,211.11
                                                                  ------
------------------------------------------- --------------------- -------------------- ---------------------


Third Party Encumbered Assets

------------------------------------------- --------------------- -------------------- ---------------------
              Group Company                      Instrument           Details of              Amount
                                                                       Equipment               ($)
------------------------------------------- --------------------- -------------------- ---------------------
------------------------------------------- --------------------- -------------------- ---------------------
Berkeley International Capital Corporation  Lease Purchase        Two Photocopiers     31,000.00
------------------------------------------- --------------------- -------------------- ---------------------
------------------------------------------- --------------------- -------------------- ---------------------
SAI Capital Holdings, Inc                   Lease Purchase        Computer Equipment   80,750.27
------------------------------------------- --------------------- -------------------- ---------------------


------------------------------------------- --------------------- -------------------- ---------------------
SAI Capital Holdings, Inc                   Lease Purchase        Computer Software    124,937.04
------------------------------------------- --------------------- -------------------- ---------------------
------------------------------------------- --------------------- -------------------- ---------------------
SAI Capital Holdings, Inc                   Lease Purchase        Advent Software      408,979.29
------------------------------------------- --------------------- -------------------- ---------------------
------------------------------------------- --------------------- -------------------- ---------------------
Select Advisors                             Lease Purchase        Computer Equipment   18,870.28
------------------------------------------- --------------------- -------------------- ---------------------
------------------------------------------- --------------------- ------------------------------------------
                                                                  Total                664,536.88
                                                                  ------
------------------------------------------- --------------------- -------------------- ---------------------

                                   SCHEDULE 5


                         FORM OF COMPLIANCE CERTIFICATE

To:         Governor and Company of the Bank of Scotland
            Corporate Banking
            P.O. Box 30
            Broad Street House
            55 Old Broad Street
            London EC2P 2HL

Attention: Evelyn Clark

                                                       Dated [               ]

Dear Sirs,

$50,000,000 Facility Agreement dated 2 May 2000

We refer to Clause 20.2.3 of the above Facility Agreement and report on compliance with the provisions of Clause 21 of the Facility Agreement with reference to the consolidated financial statements of the Group for the financial [half] year ending on [ ].

(A) Compliance with the following covenants contained in Clause 21.1 of the above Facility Agreement:



                                                                                    Year             Year
                                                                                    $000             $000
1)       Liabilities not to exceed equity
         Liabilities
                       Creditors                                                [         ]      [         ]
                       Creditors - non current                                  [         ]      [         ]
                       Less: Long-term insurance reserves                       [(       )]      [(       )]
                                                                                -----------      -----------

                                                                                ===========      ===========

-------------------------------------------------------------------------------
         Equity                                                                 [         ]      [         ]
-------------------------------------------------------------------------------
                       Called up share capital                                  [         ]      [         ]
-------------------------------------------------------------------------------
                       Share premium                                            [         ]      [         ]
-------------------------------------------------------------------------------
                       Capital redemption reserve                               [         ]      [         ]
-------------------------------------------------------------------------------
                       Profit and loss account
-------------------------------------------------------------------------------
                       Less: goodwill
-------------------------------------------------------------------------------
                       Profit and loss account excluding goodwill               [         ]      [         ]
-------------------------------------------------------------------------------
                       Other reserves as at [   ]                               [         ]      [         ]
-------------------------------------------------------------------------------
                                                                                -----------      -----------
                                                                                [(       )]      [(       )]
------------------------------------------------------------------------------- ===========      ===========

-------------------------------------------------------------------------------
         Ratio                                                                  [        ]%      [        ]%
------------------------------------------------------------------------------- ===========      ===========

                                                                                    Year             Year
                                                                                    $000             $000


2)       Net Worth not to be less than $325 million
-------------------------------------------------------------------------------
         Equity (as above)                                                      [         ]      [         ]
------------------------------------------------------------------------------- ===========      ===========

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
3)       Operating Profit to be a minimum of 300% of
         Interest Charge
-------------------------------------------------------------------------------
         Operating Profit
-------------------------------------------------------------------------------
                       Profit before taxation                                   [         ]      [         ]
-------------------------------------------------------------------------------
                       Interest expense                                         [         ]      [         ]
------------------------------------------------------------------------------- -----------      -----------
                                                                                [         ]      [         ]
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
         Less:    Exceptional and extraordinary items                           [(       )]      [(       )]
------------------------------------------------------------------------------- -----------      -----------

-------------------------------------------------------------------------------
         Interest Cover                                                         [         ]      [         ]
------------------------------------------------------------------------------- ===========      ===========

-------------------------------------------------------------------------------
         Interest Charge                                                        [         ]      [         ]
------------------------------------------------------------------------------- ===========      ===========

-------------------------------------------------------------------------------
         Ratio                                                                  [        ]%      [        ]%
------------------------------------------------------------------------------- ===========      ===========

-------------------------------------------------------------------------------
4)       Operating cash flow to be no less than 25% of Net Debt
-------------------------------------------------------------------------------
         Operating cash flow                                                    [         ]      [         ]
------------------------------------------------------------------------------- ===========      ===========

-------------------------------------------------------------------------------
         Net Debt
-------------------------------------------------------------------------------
                       Borrowings                                               [         ]      [         ]
-------------------------------------------------------------------------------
                       Cash held in escrow                                      [         ]      [         ]
-------------------------------------------------------------------------------
                       Liquid resources
-------------------------------------------------------------------------------
                       Less: securities below BBB rating
-------------------------------------------------------------------------------
                                                                                [(       )]      [(       )]
-------------------------------------------------------------------------------
                       Cash                                                     [(       )]      [(       )]
------------------------------------------------------------------------------- -----------      -----------
         Net Debt/(Cash)                                                        [         ]      [         ]
------------------------------------------------------------------------------- ===========      ===========

-------------------------------------------------------------------------------
(N.B.  Covenant may only be breached if net debt is positive)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
5)       Ratio of Current Assets to Current Liabilitis to be at least   2.1
-------------------------------------------------------------------------------
         Current Assets                                                         [         ]      [         ]
------------------------------------------------------------------------------- ===========      ===========

-------------------------------------------------------------------------------
         Current liabilities (Creditors)                                        [         ]      [         ]
-------------------------------------------------------------------------------
                       Less: amounts due to Bank                                [(       )]      [(       )]
-------------------------------------------------------------------------------
                                                                                -----------      -----------
                                                                                [(       )]      [(       )]
-------------------------------------------------------------------------------
------------------------------------------------------------------------------- ===========      ===========
         Ratio                                                                  [        ]%      [        ]%
                                                                                ===========      ===========

-------------------------------------------------------------------------------
6)       Aggregate intangible assets not to exceed 40% of Group
         Gross Assets
-------------------------------------------------------------------------------
         Intangible assets:
-------------------------------------------------------------------------------
                       Goodwill                                                 [         ]      [         ]
-------------------------------------------------------------------------------
                       Deferred Policy Acquisition Costs                        [         ]      [         ]
-------------------------------------------------------------------------------
                       Intangible Assets                                        [         ]      [         ]
-------------------------------------------------------------------------------
                                                                                -----------      -----------
                                                                                [         ]      [         ]
------------------------------------------------------------------------------- ===========      ===========

                                                                                    Year             Year
                                                                                    $000             $000
         Aggregate gross assets:
-------------------------------------------------------------------------------
                       Fixed assets                                             [         ]      [         ]
-------------------------------------------------------------------------------
                       Current assets                                           [         ]      [         ]
-------------------------------------------------------------------------------
                       Goodwill                                                 [         ]      [         ]
-------------------------------------------------------------------------------
                                                                                -----------      -----------
                                                                                [         ]      [         ]
-------------------------------------------------------------------------------
------------------------------------------------------------------------------- ===========      ===========
         Ratio                                                                  [        ]%      [        ]%
                                                                                ===========      ===========

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
7)       Guaranteeing Group net assets to be no less than 90% of
         Available Net Assets
-------------------------------------------------------------------------------
         Guaranteeing Group net assets                                          [         ]      [         ]
------------------------------------------------------------------------------- ===========      ===========

-------------------------------------------------------------------------------
         Available Group net assets                                             [         ]      [         ]
------------------------------------------------------------------------------- ===========      ===========
         Ratio                                                                  [         ]      [         ]
------------------------------------------------------------------------------- ===========      ===========


(B) The Repeated Representations remain true in all material respects as at the date hereof by reference to the facts and circumstances on the date hereof.

(C) No Potential Event of Default or Event of Default has occurred which is continuing and has not been waived.

Expressions defined in the Facility Agreement shall have the same meanings herein.







                              For and on behalf of

                          LONDON PACIFIC GROUP LIMITED

                                   SCHEDULE 6

                               ACCESSION AGREEMENT

THIS ACCESSION AGREEMENT is made on the [         ] day of [           ],

BETWEEN

(1) London Pacific Group Limited [on behalf of itself and as agent for and on behalf of [list any other parties who have hitherto become Additional Borrowers pursuant to the Agreement]] (the "Parent");

(2)      [Additional borrower] (the "Additional Borrower");

(3)      The Governor and Company of the Bank of Scotland (the "Bank").

WHEREAS

(1) By a facility agreement dated 2 May 2000 made between the Parent, The Governor and Company of the Bank of Scotland (the "Agreement"), the Bank has granted a loan facility of up to $50,000,000 or its equivalent to the Parent and any other person which has become an additional borrower pursuant thereto;

(2)      [The  Agreement  has hitherto  been further  amended by the addition of
         other  additional   borrowers  pursuant  to  the  following   accession
         agreements:-

         [list accession agreements             dates of accession agreements]]

(3) Pursuant to Clause 24.1 of the Agreement, the Parent wishes to designate the Additional Borrower as a Borrower under the Facility and the Bank, has consented to such designation.

NOW IT IS HEREBY AGREED as follows:-

1.       Interpretation

         Save as otherwise defined herein, terms defined in the Agreement shall bear the same meaning herein.

2.       Additional Borrower

         With effect from the date on which the Parent delivers to the Bank each of the conditions precedent specified in Clause 3 of this Accession Agreement, the Agreement shall henceforth be read and construed as if the Additional Borrower were party to the Agreement having all the rights and obligations of an Additional Borrower and a Borrower under the Facility. Accordingly, all references in the Agreement to (a) any "Additional Borrower" or "Borrower" shall be treated as including a reference to such Additional Borrower and (b) any references to the Agreement shall be treated as a reference to the Agreement as supplemented by this Accession Agreement to the intent that this Accession Agreement and the Agreement shall be read and construed together as one single agreement.

3.       Conditions Precedent

         The following are the Additional Borrower Conditions Precedent referred to in Clause 2 of this Accession Agreement which are required to be delivered to the Bank in relation to the Additional Borrower:-

3.1 a copy, certified as a true copy by an Authorised Signatory on behalf of such person, of the Memorandum and Articles of Association (or equivalent) of such person;

3.2 a copy, certified as a true copy by an Authorised Signatory on behalf of such person, of a Board Resolution of such person approving the execution, delivery and performance of this Accession Agreement, the Agreement, any guarantee referred to in Clause 3.4 below and the terms and conditions hereof and thereof and authorising a named person or persons to sign the same and any documents to be delivered by such person pursuant hereto or thereto;

3.3 a certificate of a duly authorised officer of such person setting out the names and signatures of the persons authorised on behalf of such person by its Board Resolution referred to in 3.2 above;

3.4 if the Additional Borrower is not an existing Guarantor, a guarantee in substantially the form provided by the existing Guarantors (with such changes, if any, as the Bank may reasonably require in the light of legal advice received by it) guaranteeing amounts owing by the Parent and the Additional Borrowers under the Agreement; and

3.5 an opinion in such form as the Bank may reasonably require relating to the due execution of this Accession Agreement and any guarantee referred to in Clause 3.4 above addressed to the Bank by in-house counsel to the Parent.

4.       Representations

         The Additional Borrower hereby represents in respect of itself as if the representations set out in Clause 17 of the Agreement were set out in full in this Accession Agreement.

5.       Counterparts

         This Accession Agreement may be signed in counterparts, all of which taken together shall constitute a single agreement.

6.       Law

         This Accession Agreement shall be governed by, and construed in accordance with, English law.

7.       Jurisdiction

7.1 Each of the parties hereto irrevocably agrees for the benefit of the Bank that the courts of England shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Accession Agreement (respectively "Proceedings" and "Disputes") and, for such purposes, irrevocably submits to the jurisdiction of such courts.

7.2 Each of the Borrowers irrevocably agrees that the courts of the State of New York and the courts of the United States of America, in each case sitting in the County of New York, shall have jurisdiction to hear and determine any Proceedings and to settle any Disputes and, for such purposes, irrevocably submits to the jurisdiction of such courts.

7.3 Each of the Borrowers irrevocably waives any objection which it might now or hereafter have to the courts referred to in Clause 7.1 and Clause 7.2 being nominated as the forum to hear and determine any Proceedings and to settle any Disputes and agrees not to claim that any such court is not a convenient or appropriate forum.

7.4 The Parent and each Additional Borrower agrees that the process by which any Proceedings are begun may be served on it by being delivered
         (i) in connection with any Proceedings in England, to Clifford Chance Secretaries Limited at 200 Aldersgate Street, London EC1A 4JJ or other its registered office for the time being and (ii) in connection with any Proceedings in New York, to Nazareth Century Corporation at 350 Fifth Avenue, Suite 4210, New York, NY 10118 or other its principal place of business in New York for the time being. If the appointment of either of the persons mentioned in this Clause 7.4 ceases to be effective in respect of the Parent or any Additional Borrower, the Parent or such Additional Borrower shall immediately appoint a further person in England or, as the case may be, New York to accept service of process on its behalf in England or, as the case may be, New York and, failing such appointment within 15 days, the Bank shall be entitled to appoint such a person by notice to the Parent or such Additional Borrower. Nothing contained herein shall affect the right to serve process in any other manner permitted by law.

7.5      The submission to the  jurisdiction of the courts referred to in Clause
         7.1 and Clause 7.2 shall not (and shall not be construed so as to) limit the right of the Bank to take Proceedings against the Parent or any Additional Borrower in any other court of competent jurisdiction nor shall the taking of Proceedings in any one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not) if and to the extent permitted by applicable law.

7.6 The Parent and each Additional Borrower hereby consents generally in respect if any Proceedings to the giving of any relief or the issue of any process in connection with such Proceedings including the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment which may be made or given in such Proceedings.

7.7 To the extent that the Parent or any Additional Borrower may in any jurisdiction claim for itself or its assets immunity from suit, execution, attachment (whether in aid of execution, before judgment or otherwise) or other legal process and to the extent that in any such jurisdiction there may be attributed to itself or its assets such immunity (whether or not claimed), the Parent or such Additional Borrower hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity to the full extent permitted by the laws of such jurisdiction and, in particular, to the intent that in any proceedings taken in New York the foregoing waiver of immunity shall have effect under and be construed in accordance with the United States Foreign Sovereign Immunities Act of 1976.

AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first before written.

The Parent

LONDON PACIFIC GROUP LIMITED

By:

Address:

Attention:

Telex:

The Additional Borrower

By:

Address:

Attention:

Telex:

The Bank

THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND

By:

Address:

Attention:

Telex:

                                   SCHEDULE 7

                                 MANDATORY COSTS

1. The Mandatory Cost Rate is an addition to the interest rate to compensate the Bank for the cost of compliance with the requirements of the Bank of England and/or the Financial Services Authority (or, in either case, any other authority which replaces all or any of its functions).

2. On the first day of each Interest Period (or as soon as possible thereafter) the Bank shall calculate, as a percentage rate per annum its Mandatory Cost Rate, in accordance with the formulae set out below.

3.       The Mandatory Cost Rate will be calculated by the Bank as follows:

         (a)      in relation to sterling Advances:

                                          [OBJECT OMITTED]per cent. per annum

         (b)      in relation to Advances in any currency other than sterling:

                                          [OBJECT OMITTED]per cent. per annum.

        Where:

         A is the percentage of eligible liabilities (assuming these to be in excess of any stated minimum) which the Bank is from time to time required to maintain as an interest free cash ratio deposit with the Bank of England to comply with cash ratio requirements.

         B is the percentage rate of interest (excluding the Margin and the Mandatory Cost Rate) payable for the relevant Interest Period on the Advance.

         C is the percentage (if any) of eligible liabilities which the Bank is required from time to time to maintain as interest bearing special deposits with the Bank of England.

         D is the percentage rate per annum payable by the Bank of England to the Bank on interest bearing special deposits.

         E is the rate of charge payable by the Bank to the Financial Services Authority pursuant to the Fees Regulations (but, for this purpose, ignoring any minimum fee required pursuant to the Fees Regulations) and expressed in pounds per (pound)1,000,000 of the Fee Base of the Bank.

4.       For the purposes of this Schedule:

         (a) "eligible liabilities" and "special deposits" have the meanings given to them from time to time under or pursuant to the Bank of England Act 1998 or (as may be appropriate) by the Bank of England;

         (b) "Fee Regulations" means the Banking Supervision (Fees) Regulations 1999 or such other law as may be in force from time to time in respect of the payment of fees for banking supervision; and

         (c) "Fee Base" has the meaning given to it, and will be calculated in accordance with, the Fees Regulations.

5. In application of the above formulae, A, B, C and D will be included in the formulae as percentages (i.e. 5 per cent. will be included in the formula as 5 and not as 0.05). A negative result obtained by subtracting D from B shall be taken as zero. The resulting figures shall be rounded to four decimal places.

6. The Bank may from time to time, after consultation with the Parent, determine and notify to the Parent any amendments or variations which are required to be made to any of the formulae set out above in order to comply with any change in law or any requirements from time to time imposed by the Bank of England or the Financial Services Authority (or, in either case, any other authority which replaces all or any of its functions) and any such determination shall, in the absence of manifest error, be conclusive and binding on all the parties hereto.

                                   SCHEDULE 8



                                FORM OF GUARANTEE

To:      The Governor and Company of the Bank of Scotland
         Corporate Banking
         Old Broad Street
         55 Old Broad Street
         London EC2P 2HL

We refer to the facility agreement dated 2 May 2000 (the "Facility Agreement") between London Pacific Group Limited (a company incorporated with limited liability under the laws of Jersey, whose registered office is situate at [address]) as borrower and as a guarantor of the obligations of any Additional Borrower (the "Parent"), and The Governor and Company of the Bank of Scotland as lender (the "Bank") whereby the Bank has agreed to make available a loan facility of $50,000,000 (or its equivalent).

This guarantee is made by way of Deed:

1. We irrevocably and unconditionally guarantee to the Bank the proper and punctual performance by the Parent and each Additional Borrower, including any person who becomes an Additional Borrower after the date hereof (together the "Principals" and each a "Principal") of their obligations under the Facility Agreement and undertake to pay to the Bank on demand all sums from time to time due and payable (but unpaid) by the Principals or any of them to the Bank or any of them under or pursuant to the Facility Agreement.

2. We irrevocably and unconditionally agree as a separate, continuing and primary obligation to indemnify the Bank on demand by the Bank from and against all losses, claims or costs incurred or suffered by the Bank or any of them as a result of the Facility Agreement or any of the obligations of any Additional Borrower thereunder being or becoming void, voidable or unenforceable for any reason whatsoever, whether or not known to the Bank.

3. Our liability hereunder shall not be discharged, impaired or otherwise affected by (i) the winding-up, dissolution, administration or re-organisation of any Additional Borrower or any other person or any change in its status, function, control or ownership, (ii) any of the obligations of any Additional Borrower or any other person thereunder or under any security taken in respect of any of its obligations thereunder being or becoming illegal, invalid, unenforceable or ineffective in any respect, (iii) any failure on the part of the Bank (whether intentional or not) to take, perfect or realise any guarantee or security agreed to be taken in relation to the Facility Agreement,
         (iv) any time or other indulgence given or agreed to be given to, or any composition or other arrangement made with or accepted from (a) the Principals or any of them in respect of their obligations under the Facility Agreement or (b) any person in respect of obligations under any guarantee or security relating to the Facility Agreement, (v) any amendment to the Facility Agreement or any such guarantee or security,
         (vi) any
         release,  discharge or exchange of any such  guarantee or security,  or
         (vii) any other act, event or omission which but for this provision would or might operate to impair or discharge our liability hereunder.

4. Our obligations hereunder are in addition to and not in substitution for any other guarantee or security which the Bank may now or hereafter hold for the obligations of the Principals or any of them under the Facility Agreement and may be enforced without the Bank first having recourse to any such guarantee or security and without the Bank first taking any steps or proceedings against the Principals or any of them.

5. So long as we are under any actual or contingent liability hereunder we will not exercise any rights we might have by reason of performance by us of our obligations hereunder:

         (a)      to be indemnified by the Principals or any of them; and/or

         (b)      to  claim   contribution  from  any  other  guarantor  of  any
                  Principal's obligations under the Facility Agreement; and/or

         (c) to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Bank under the Facility Agreement or of any other guarantee or security taken pursuant to, or in connection with the Facility Agreement; and/or

         (d) to prove in a liquidation or winding-up of the Principals or any of them in competition with the Bank for any amount whatsoever owing to the Bank under the Facility Agreement.

6. Any discharge given by the Bank or any of them to us in respect of our obligations hereunder or any other agreement reached in relation thereto shall be, and be deemed always to have been, void if any act on the faith of which that discharge was given or that agreement was entered into is subsequently avoided by or in pursuance of any provision of law.

7. All amounts payable under this Guarantee by us shall be made in full without any deduction or withholding whatsoever by us (whether in respect of set-off, counterclaim, duties, taxes, charges or otherwise) unless such deduction or withholding is required by law, in which event we shall ensure that the deduction or withholding does not exceed the minimum amount legally required and forthwith pay to the Bank such additional amounts so that the net amount received by the Bank will equal the full amount which would have been received by the Bank had no such deduction or withholding been made.

8. We acknowledge that we have represented to the Bank, and hereby warrant, that we have full power and authority to enter into this Guarantee, that we have taken all necessary corporate or other actions to authorise the same, and that, as executed, this guarantee (and the performance of all obligations herein contained) does not and will not constitute a breach of any law, regulation or official directive to which we are subject, or any agreement by which we are bound, and is and will be valid, binding and enforceable in accordance with its terms (subject to any limitations arising from administration, bankruptcy, insolvency, liquidation, reorganisation and similar laws generally affecting the rights of creditors).

9. A certificate signed by an official of the Bank as to any amount due to the Bank pursuant to this Guarantee shall be conclusive evidence save in the case of manifest error or on any question of law.

10. The Bank's rights under this Guarantee are cumulative, may be exercised as often as considered appropriate and are in addition to rights under the general law. Such rights (whether arising hereunder or under the general law) shall not be capable of being waived or varied otherwise than by an express waiver or variation in writing and in particular any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right; any defective or partial exercise of any of such rights shall not preclude any other or further exercise of that or any other such right and no act or course of conduct or negotiation on the part of the Bank shall preclude them from exercising any such right or constitute a suspension or variation of any such right.

11. All moneys received, recovered or realised by the Bank by virtue of Clause 1 or Clause 2 may, in the Bank's discretion, be credited to a suspense or impersonal account and may be held in such account for so long as the Bank thinks fit pending the application from time to time (as the Bank may think fit) of such moneys in or towards the payment and discharge of any amounts owing (the "Outstanding Amounts") by the Parent or any of the Additional Borrowers to the Bank under the Facility Agreement. The rate of interest applicable to any amount standing to the credit of such suspense or impersonal account shall be the rate per annum which is equal to the rate per annum for the time being in respect of the Outstanding Amounts. The Bank shall on the last day of each Interest Period in respect of the Outstanding Amounts apply the amount of interest for the time being accrued on such suspense or impersonal account in or towards payment of interest due to the Bank on each such day under the Facility Agreement.

12. Each of the provisions of this Guarantee shall be severable and distinct from one another and if one or more such provisions is invalid or unenforceable the remaining provisions shall not in any way be affected or impaired.

13. We agree that our rights and obligations under this Guarantee or any part thereof are not assignable to any other party without the consent in writing of the Bank.

14. Any demand to be made hereunder may be made of us at our registered office or our principal place of business for the time being.

15. This Guarantee shall be governed by and construed in accordance with English law.

16. We hereby irrevocably agree that the courts of England shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Guarantee and, for such purposes, we hereby irrevocably submit to the jurisdiction of such courts.

17. We hereby agree that the process by which any suit, action or proceeding is begun may be served on us by being delivered to Nazareth Century Corporation at 350 Fifth Avenue, Suite 4210, New York, NY 10118 or its registered office for the time being. [Non-UK Guarantors only]

IN WITNESS WHEREOF this Deed has been executed hereto and is intended to be and is hereby delivered on the date first above written

SIGNED as a Deed by [                                                  ]

Limited

                                    Director

                                    Director/Secretary

[OR appropriate alternative attestation for non-UK Guarantors]



EXECUTED as a Deed under Seal by
[Name of Company]
acting by [Name(s) of authorised signatory(ies)]
in the presence of:
Signature of Witness     .................................................

Name of Witness          .................................................

Address                  .................................................

                         .................................................

                         .................................................

Occupation               .................................................



Accepted and agreed by
The Governor and Company of the Bank of Scotland

                                   SCHEDULE 9

                            FORM OF LETTER OF CREDIT

To:  [Beneficiary]

                                                  Date:

Dear Sirs

Irrevocable Standby Letter of Credit No. [         ]

This Letter of Credit is issued by The Governor and Company of the Bank of Scotland, (the "Issuer") at the request of London Pacific Group Limited in your favour on the following terms:

1. The Issuer shall not be obliged to make payments hereunder exceeding in aggregate the maximum amount of $10,000,000. Any payment hereunder shall be made in [currency] and shall reduce the Issuer's liability to make payment hereunder accordingly.

2. This Letter of Credit shall expire at [ ] a.m./p.m., London time on [ ] (the "Expiry Date"). The Issuer will have no liability in respect of any demand delivered after such time and a demand not accompanied by the information mentioned in paragraph 3(b) below shall not be validly delivered.

3. Subject to paragraph 2 above, within three (3) business days of receiving (a) your demand on the Issuer specifying the amount claimed under this Letter of Credit and bearing an endorsement of the above Letter of Credit number and (b) [details of any other documents required from the Beneficiary to be inserted (including a certificate verified as having been signed by two authorised officers of the Beneficiary authorising delivery of the demand)], at [details of Bank's office to be inserted] the Issuer hereby agrees to pay to you in the currency specified in paragraph 1 above, subject to the maximum amount referred to in paragraph 1 above.

4. Your rights and the rights of the Issuer under this Letter of Credit may not be assigned or transferred.

5. This Letter of Credit is subject to Uniform Customs and Practice for Documentary Credits (International Chamber of Commerce, Publication No. 500 - 1993).

6. This Letter of Credit is governed by English law and, for the benefit of the Issuer only, the courts of England shall have exclusive jurisdiction.

Yours faithfully





 ........................................
for and on behalf of
THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND

SIGNATURES

The Parent

LONDON PACIFIC GROUP LIMITED

By:               R.W. Green (Company Secretary)

Address:
Attention:
Telex:
Fax:


The Bank

THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND

By:               Evelyn Clark

Address:
Attention:
Telex:
Fax: